                                                   PROSPECTUS - FEBRUARY 4, 2000

Morgan Stanley Dean Witter
                                                             PACIFIC GROWTH FUND

                                 [COVER PHOTO]

                                        A MUTUAL FUND THAT SEEKS TO MAXIMIZE THE
                                         CAPITAL APPRECIATION OF ITS INVESTMENTS

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon
    the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


The Fund                           Investment Objective.........                   1
                                   Principal Investment
                                   Strategies...................                   1
                                   Principal Risks..............                   2
                                   Past Performance.............                   3
                                   Fees and Expenses............                   4
                                   Additional Investment
                                   Strategy Information.........                   5
                                   Additional Risk
                                   Information..................                   6
                                   Fund Management..............                   7

Shareholder Information            Pricing Fund Shares..........                   8
                                   How to Buy Shares............                   8
                                   How to Exchange Shares.......                  10
                                   How to Sell Shares...........                  11
                                   Distributions................                  13
                                   Tax Consequences.............                  14
                                   Share Class Arrangements.....                  15

Financial Highlights               .............................                  23

Our Family of Funds                .............................   Inside Back Cover

                                   THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION
                                   ABOUT THE FUND.
                                   PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE
                                   REFERENCE.

[Sidebar]
CAPITAL APPRECIATION
AN INVESTMENT OBJECTIVE HAVING THE GOAL OF SELECTING SECURITIES WITH THE POTENTIAL TO RISE IN PRICE RATHER THAN PAY OUT INCOME.
[End Sidebar]

THE FUND

[ICON]  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
           Morgan Stanley Dean Witter Pacific Growth Fund seeks to maximize the capital appreciation of its investments.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
           The Fund will normally invest at least 65% of its total assets in common stocks (including depository receipts) and other securities of companies which have a principal place of business in, or which derive a majority of their revenues from business in, Asia, Australia and New Zealand. The principal Asian countries include: Japan, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, India, Indonesia, Taiwan and South Korea. The Fund's assets will be invested in at least three countries. The Fund, however, may invest more than 25% of its assets in Japan, Hong Kong, Malaysia, South Korea and/or Taiwan. Thus, the investment performance of the Fund may be subject to the social, political and economic events occurring in those countries to a greater extent than other countries.


           The Fund's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., and its "Sub-Advisor" - Morgan Stanley Dean Witter Investment Management Inc. - generally invest Fund assets in companies they believe have a high rate of earnings growth potential. They also select securities which, in their view, possess both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.


           Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depository receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.


           In addition, the Fund may invest in fixed-income securities, securities of other investment companies, forward currency contracts and options on currencies. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and either (i) pay no interest, or (ii) accrue interest, but make no payments until maturity.


           In pursuing the Fund's investment objective, the Investment Manager and/or Sub-Advisor have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis - and which trading strategies they use. For example, the Investment Manager and/or Sub-Advisor in their discretion may determine to use some permitted trading strategies while not using others.

[ICON]  PRINCIPAL RISKS
--------------------------------------------------------------------------------
           There is no assurance that the Fund will achieve its investment objective. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


           COMMON STOCKS. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.


           FOREIGN SECURITIES. The Fund's investments in foreign securities (including depository receipts) involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

           Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitation on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in the Pacific region and/or a particular country in which the Fund invests could cause a substantial decline in value of the portfolio. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

           Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund's trades effected in those markets. Delays in purchasing securities may result in the Fund losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of the securities.

           The foreign securities in which the Fund invests may be issued by companies located in developing countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

[Sidebar]
ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS B SHARES HAS VARIED FROM YEAR TO YEAR OVER A 9-YEAR PERIOD.
AVERAGE ANNUAL
TOTAL RETURNS
THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL RETURNS WITH THOSE OF A BROAD MEASURE OF MARKET PERFORMANCE OVER TIME. THE FUND'S RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE FOR EACH CLASS AND ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD.
[End Sidebar]

           Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.


           OTHER RISKS. The performance of the Fund also will depend on whether the Investment Manager and/or Sub-Advisor are successful in pursuing the Fund's investment strategy. The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities, the securities of other investment companies, forward currency contracts and options on currencies. For more information about these risks, see the "Additional Risk Information" section.


           Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------
           The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

'91  20.40%
'92  4.46%
'93  94.71%
'94  -17.52%
'95  3.96%
'96  4.83%
'97  -38.81%
'98  -10.52%
'99  68.44%

THE BAR CHART REFLECTS THE PERFORMANCE OF CLASS B SHARES; THE PERFORMANCE OF THE OTHER CLASSES WILL DIFFER BECAUSE THE CLASSES HAVE DIFFERENT ONGOING FEES. THE PERFORMANCE INFORMATION IN THE BAR CHART DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES; IF THESE AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS THAN SHOWN.

During the periods shown in the bar chart, the highest return for a calendar quarter was 35.58% (quarter ended December 31, 1993) and the lowest return for a calendar quarter was -28.63% (quarter ended December 31, 1997).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)

                                                                      LIFE OF FUND
                                       PAST 1 YEAR    PAST 5 YEARS  (SINCE 11/30/90)
------------------------------------------------------------------------------------
 Class A(1)                              60.76%            --                    --
------------------------------------------------------------------------------------
 Class B                                 63.44%          -0.28%                7.97%
------------------------------------------------------------------------------------
 Class C(1)                              67.35%            --                    --
------------------------------------------------------------------------------------
 Class D(1)                              70.04%            --                    --
------------------------------------------------------------------------------------
 MSCI World Index(2)                     24.93%          19.76%               15.25%
------------------------------------------------------------------------------------


1    Classes A, C and D commenced operations on July 28, 1997.
2 The Morgan Stanley Capital International World Index (MSCI) measures performance from a diverse range of global stock markets including the U.S., Europe, Australia, New Zealand, and the Far East. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not take into account the Fund's expenses, fees, or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
SHAREHOLDER FEES
THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.
ANNUAL FUND
OPERATING EXPENSES
THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999.
[End Sidebar]

[ICON]  FEES AND EXPENSES
--------------------------------------------------------------------------------
           The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

                                                                        CLASS A   CLASS B   CLASS C   CLASS D
-------------------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES
-------------------------------------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases (as a percentage of
 offering price)                                                         5.25%(1) None       None     None
-------------------------------------------------------------------------------------------------------------
 Maximum deferred sales charge (load)
 (as a percentage based on the lesser of the offering price or net
 asset value at redemption)                                             None(2)    5.00%(3)   1.00%(4) None
-------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------
 Management fee                                                         0.95%     0.95%     0.95%     0.95%
-------------------------------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees                                  0.23%     1.00%     1.00%     None
-------------------------------------------------------------------------------------------------------------
 Other expenses                                                         0.61%     0.61%     0.61%     0.61%
-------------------------------------------------------------------------------------------------------------
 Total annual Fund operating expenses                                   1.79%     2.56%     2.56%     1.56%
-------------------------------------------------------------------------------------------------------------

1    Reduced for purchases of $25,000 and over.
2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.
3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.
4    Only applicable if you sell your shares within one year after purchase.

           EXAMPLE
           This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
           The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                                      IF YOU SOLD YOUR SHARES:             IF YOU HELD YOUR SHARES:
                                 ----------------------------------   ----------------------------------
                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS   1 YEAR  3 YEARS  5 YEARS  10 YEARS
                ---------------------------------------------------   ----------------------------------
                 CLASS A          $697   $1,059   $1,444    $2,520     $697   $1,059   $1,444    $2,520
                ---------------------------------------------------   ----------------------------------
                 CLASS B          $759   $1,096   $1,560    $2,895     $259   $  796   $1,360    $2,895
                ---------------------------------------------------   ----------------------------------
                 CLASS C          $359   $  796   $1,360    $2,895     $259   $  796   $1,360    $2,895
                ---------------------------------------------------   ----------------------------------
                 CLASS D          $159   $  493   $  850    $1,856     $159   $  493   $  850    $1,856
                ---------------------------------------------------   ----------------------------------

           Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

[ICON]  ADDITIONAL INVESTMENT STRATEGY INFORMATION
--------------------------------------------------------------------------------
           This section provides additional information relating to the Fund's principal strategies.

           As discussed in the "Principal Investment Strategies" section, the Fund will normally invest at least 65% of its total assets in common stocks and other securities of companies which have a principal place of business in, or which derive a majority of their revenues from business in, Asia, Australia and New Zealand. These securities mainly will consist of equity securities, but may also include fixed-income securities. The fixed-income securities (including zero coupon securities) may be issued or guaranteed by the governments of Australia, New Zealand and countries in Asia. In addition, the Fund may invest in fixed-income securities that are, either alone or in combination with warrants, options or other rights, convertible to the common stock of a company.

           OTHER GLOBAL SECURITIES. The Fund also may invest up to 35% of its assets in equity and/or fixed-income and convertible securities of companies located anywhere in the world, including the United States. The Fund furthermore may purchase securities issued by various agencies and instrumentalities of the U.S. Government.

           INVESTMENT COMPANIES. The Fund may invest up to 10% of its assets in securities issued by other investment companies. The Investment Manager and/or Sub-Advisor may view these investments as necessary to participate in certain foreign markets where foreigners are prohibited from investing directly in the securities of individual companies.

           FORWARD CURRENCY CONTRACTS AND OPTIONS ON CURRENCIES. The Fund's investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated. In addition, the Fund may invest in put and call options with respect to foreign currencies. Options may be used to seek to protect against a decline in currency prices or an increase in prices of currencies that may be purchased.

           DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager and/or Sub-Advisor believe it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

           PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund's portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

           The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment and refer to the Fund's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[ICON]  ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------
           This section provides additional information relating to the principal risks of investing in the Fund.

           FIXED-INCOME SECURITIES. Principal risks of investing in the Fund are associated with its fixed-income investments. All fixed-income securities, such as corporate debt, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

           Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

           FORWARD CURRENCY CONTRACTS AND OPTIONS ON CURRENCIES. The Fund's participation in forward currency contracts also involves risks. If the Investment Manager and/or Sub-Advisor employ a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and may involve a significant risk. In addition, if the Fund invests in options on currencies, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Manager's and/or Sub-Advisor's predictions of movements in the direction of the currency markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. The options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

[Sidebar]
MORGAN STANLEY DEAN WITTER ADVISORS INC.
THE INVESTMENT MANAGER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND TOGETHER WITH MORGAN STANLEY DEAN WITTER SERVICES COMPANY INC., ITS WHOLLY-OWNED SUBSIDIARY, HAD APPROXIMATELY $145 BILLION IN ASSETS UNDER MANAGEMENT AS OF DECEMBER 31, 1999.
[End Sidebar]

[ICON]  FUND MANAGEMENT
--------------------------------------------------------------------------------


           The Fund has retained the Investment Manager - Morgan Stanley Dean Witter Advisors Inc. - to provide administrative services, manage its business affairs and supervise the investment of its assets. The Investment Manager has, in turn, contracted with the Sub-Advisor - Morgan Stanley Dean Witter Investment Management Inc. - to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. Morgan Stanley Dean Witter Investment Management has been the Sub-Advisor of the Fund since November 1, 1998. Prior to that, Morgan Grenfell Investment Services Limited was the Fund's Sub-Advisor. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.



           The Sub-Advisor, together with its institutional investment management affiliates, managed approximately $185 billion as of December 31, 1999 primarily for employee benefit plans, investment companies, endowments, foundations and wealthy individuals. The Sub-Advisor also is a subsidiary of Morgan Stanley Dean Witter & Co. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020.


           Ashutosh Sinha, Principal of the Sub-Advisor and John R. Alkire, Managing Director of the Sub-Advisor and President of Morgan Stanley Investment Advisory, Japan, each a member of the Sub-Advisor's emerging markets group, have been the primary portfolio managers of the Fund since November 1, 1998. Prior to joining the Sub-Advisor in June 1995, Mr. Sinha was an analyst at SBI Funds Management Ltd. (1993-1995).

           The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. The Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of this fee. For the fiscal year ended October 31, 1999, the Fund accrued total compensation to the Investment Manager amounting to 0.95% of the Fund's average daily net assets.

[Sidebar]
CONTACTING A
FINANCIAL ADVISOR
IF YOU ARE NEW TO THE MORGAN STANLEY DEAN WITTER FAMILY OF FUNDS AND WOULD LIKE TO CONTACT A FINANCIAL ADVISOR, CALL (877) 937-MSDW (TOLL-FREE) FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY DEAN WITTER OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT:
WWW.MSDW.COM/INDIVIDUAL/FUNDS
[End Sidebar]

SHAREHOLDER INFORMATION

[ICON]  PRICING FUND SHARES
--------------------------------------------------------------------------------
           The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

           The net asset value per share of the Fund is determined once daily at 4 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

           The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager and/or Sub-Advisor determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Directors. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the values of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

           An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[ICON]  HOW TO BUY SHARES
--------------------------------------------------------------------------------
           You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

           Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

[Sidebar]
EASYINVEST-SM-
A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY, MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.
[End Sidebar]

           When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

                                     MINIMUM INVESTMENT AMOUNTS
                                     --------------------------------------------------------------------------------
                                                                                                MINIMUM INVESTMENT
                                                                                             ------------------------
                                     INVESTMENT OPTIONS                                      INITIAL       ADDITIONAL
                                     --------------------------------------------------------------------------------
                                      Regular Accounts                                       $1,000          $100
                                     --------------------------------------------------------------------------------
                                      Individual Retirement
                                      Accounts:                 Regular IRAs                 $1,000          $100
                                                                Education IRAs                 $500          $100
                                     --------------------------------------------------------------------------------
                                      EASYINVEST-SM-
                                      (Automatically from your
                                      checking or savings
                                      account or Money Market
                                      Fund)                                                   $100*          $100*
                                     --------------------------------------------------------------------------------

                                     * Provided your schedule of investments
                                       totals $1,000 in twelve months.

           There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/ or brokerage services, or (3) employer-sponsored employee benefit plan accounts.

           INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER
           INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

           SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

           - Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

           - Make out a check for the total amount payable to: Morgan Stanley Dean Witter Pacific Growth Fund.

           - Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[ICON]  HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

           PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. See the inside back cover of this PROSPECTUS for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that fund's prospectus for its designation. For purposes of exchanges, shares of FSC funds (subject to a front-end sales charge) are treated as Class A shares of a Multi-Class Fund.



           Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.


           EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent - Morgan Stanley Dean Witter Trust FSB - and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling
           (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


           An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


           The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

           TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

           Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

           MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

           TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares - and the exchange into the other Fund is considered a purchase. As a result, you may realize a capital gain or loss.

           You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

           LIMITATIONS ON EXCHANGES. Certain patterns of exchanges may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges. The Fund will notify you in advance of limiting your exchange privileges.

           CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this PROSPECTUS for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Dean Witter Fund that are exchanged for shares of another.

           For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call
           (800) 869-NEWS.

[ICON]  HOW TO SELL SHARES
--------------------------------------------------------------------------------
           You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

                OPTIONS                 PROCEDURES
                ------------------------------------------------------------------------------------
                 Contact your           To sell (redeem) your shares, simply call your Morgan
                 Financial Advisor      Stanley Dean Witter Financial Advisor or other authorized
                                        financial representative.
                                        ------------------------------------------------------------
                 [ICON]                 Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
                ------------------------------------------------------------------------------------
                 By Letter              You can also sell your shares by writing a "letter of
                                        instruction" that includes:
                 [ICON]
                                        - your account number;
                                        - the dollar amount or the number of shares you wish to
                                          sell;
                                        - the Class of shares you wish to sell; and
                                        - the signature of each owner as it appears on the account.
                                        ------------------------------------------------------------

                OPTIONS                 PROCEDURES
                ------------------------------------------------------------------------------------
                 By Letter,             If you are requesting payment to anyone other than the
                 continued              registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                                        pre-designated bank account, you will need a signature
                                        guarantee. You can obtain a signature guarantee from an
                                        eligible guarantor acceptable to Morgan Stanley Dean Witter
                                        Trust FSB. (You should contact Morgan Stanley Dean Witter
                                        Trust FSB at (800) 869-NEWS for a determination as to
                                        whether a particular institution is an eligible guarantor.)
                                        A notary public CANNOT provide a signature guarantee.
                                        Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                                        ------------------------------------------------------------
                                        Mail the letter to Morgan Stanley Dean Witter Trust FSB at
                                        P.O. Box 983, Jersey City, NJ 07303. If you hold share
                                        certificates, you must return the certificates, along with the letter and any required additional documentation.
                                        ------------------------------------------------------------
                                        A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                                        instructions.
                ------------------------------------------------------------------------------------
                 Systematic             If your investment in all of the Morgan Stanley Dean Witter
                 Withdrawal Plan        Family of Funds has a total market value of at least
                 [ICON]                 $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a Fund's balance (provided the amount is at least $25), on a monthly, quarterly,
                                        semi-annual or annual basis, from any Fund with a balance of at least $1,000. Each time you add a Fund to the plan, you must meet the plan requirements.
                                        ------------------------------------------------------------
                                        Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                                        section of this PROSPECTUS.
                                        ------------------------------------------------------------
                                        To sign up for the Systematic Withdrawal Plan, contact your
                                        Morgan Stanley Dean Witter Financial Advisor or call
                                        (800) 869-NEWS. You may terminate or suspend your plan at
                                        any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately
                                        may exhaust your account balance. The Fund may terminate or revise the plan at any time.
                ------------------------------------------------------------------------------------

           PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

           Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

           TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

           REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

[Sidebar]
TARGETED DIVIDENDS-SM-
YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER CLASSES OF FUND SHARES OR CLASSES OF ANOTHER MORGAN STANLEY DEAN WITTER FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.
[End Sidebar]
           INVOLUNTARY SALES. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST-SM-, if after 12 months the shareholder has invested less than $1,000 in the account.

           However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

           MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[ICON]  DISTRIBUTIONS
--------------------------------------------------------------------------------
           The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

           The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed annually. Capital gains, if any, are usually distributed in December. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

           Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.

[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------
           As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

           Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

           - The Fund makes distributions; and

           - You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

           TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

           Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

           TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

           When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[ICON]  SHARE CLASS ARRANGEMENTS
--------------------------------------------------------------------------------
           The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

           The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors.

           Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC - contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

           The chart below compares the sales charge and maximum annual 12b-1 fee applicable to each Class:

                CLASS                      SALES CHARGE                                                   MAXIMUM ANNUAL 12B-1 FEE
                ------------------------------------------------------------------------------------------------------------------
                 A                         Maximum 5.25% initial sales charge reduced for purchase
                                           of $25,000
                                           or more; shares sold without an initial sales charge are
                                           generally
                                           subject to a 1.0% CDSC during the first year                            0.25%
                ------------------------------------------------------------------------------------------------------------------
                 B                         Maximum 5.0% CDSC during the first year decreasing to 0%
                                           after six years                                                         1.0%
                ------------------------------------------------------------------------------------------------------------------
                 C                         1.0% CDSC during the first year                                         1.0%
                ------------------------------------------------------------------------------------------------------------------
                 D                         None                                                              None
                ------------------------------------------------------------------------------------------------------------------

         CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

[Sidebar]
FRONT-END SALES
CHARGE OR FSC
AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR CLASS A SALES CHARGES - THE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION AND LETTER OF INTENT.
[End Sidebar]

           The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                                                                    FRONT-END SALES CHARGE
                                                                       ------------------------------------------------
                                     AMOUNT OF                         PERCENTAGE OF PUBLIC      APPROXIMATE PERCENTAGE
                                     SINGLE TRANSACTION                   OFFERING PRICE         OF NET AMOUNT INVESTED
                                     ----------------------------------------------------------------------------------
                                      Less than $25,000                        5.25%                     5.54%
                                     ----------------------------------------------------------------------------------
                                      $25,000 but less than
                                      $50,000                                  4.75%                     4.99%
                                     ----------------------------------------------------------------------------------
                                      $50,000 but less than
                                      $100,000                                 4.00%                     4.17%
                                     ----------------------------------------------------------------------------------
                                      $100,000 but less than
                                      $250,000                                 3.00%                     3.09%
                                     ----------------------------------------------------------------------------------
                                      $250,000 but less than
                                      $1 million                               2.00%                     2.04%
                                     ----------------------------------------------------------------------------------
                                      $1 million and over                         0                         0
                                     ----------------------------------------------------------------------------------

                            The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

           - A single account (including an individual, trust or fiduciary account).

           - Family member accounts (limited to husband, wife and children under the age of 21).

           - Pension, profit sharing or other employee benefit plans of companies and their affiliates.

           - Tax-exempt organizations.

           - Groups organized for a purpose other than to buy mutual fund shares.

           COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

           RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase
           Class D shares of any Fund subject to the Fund's minimum initial investment requirement.

           You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

           LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

           OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or CDSC upon sale) if your account qualifies under one of the following categories:

           - A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.

           - Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

           - Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which Morgan Stanley Dean Witter Trust FSB serves as trustee or Dean Witter Reynolds' Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement ("MSDW Eligible Plans") which have at least 200 eligible employees.

           - An MSDW Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

[Sidebar]
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN MORGAN STANLEY DEAN WITTER FUNDS PURCHASED WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR SHARES AS SET FORTH IN THE TABLE.
[End Sidebar]

           - A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

           - Current or retired Directors/Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

           - Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

         CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

                                     YEAR SINCE PURCHASE PAYMENT MADE      CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
                                     -----------------------------------------------------------------------------
                                      First                                                  5.0%
                                     -----------------------------------------------------------------------------
                                      Second                                                 4.0%
                                     -----------------------------------------------------------------------------
                                      Third                                                  3.0%
                                     -----------------------------------------------------------------------------
                                      Fourth                                                 2.0%
                                     -----------------------------------------------------------------------------
                                      Fifth                                                  2.0%
                                     -----------------------------------------------------------------------------
                                      Sixth                                                  1.0%
                                     -----------------------------------------------------------------------------
                                      Seventh and thereafter                       None
                                     -----------------------------------------------------------------------------

           Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

           CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:


           - Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

           - Sales in connection with the following retirement plan "distributions:" (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age
             59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).


           - Sales of shares held for you as a participant in an MSDW Eligible Plan.

           - Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

           - Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, mandatory sale or transfer restrictions on termination.

           All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

           DISTRIBUTION FEE. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

           CONVERSION FEATURE. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

           In the case of Class B shares held in an MSDW Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Dean Witter Fund purchased by that plan.

           Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

           If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

           EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

           For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each Fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that Fund up to the amount of any applicable CDSC.

           In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Fund with a lower CDSC rate.

         CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

           DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of 1.0% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases
           Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

         CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for MSDW Eligible Plans) and the following investor categories:

           - Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

           - Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

           - Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.

           - Certain unit investment trusts sponsored by Dean Witter Reynolds.

           - Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

           - Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

           MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million
           ($25 million for certain MSDW Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.

         NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

         PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years of the Fund throughout each year. Certain information reflects financial results for a single Fund share throughout each year. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

FOR THE YEAR ENDED OCTOBER 31,                       1999++        1998++       1997*++          1996            1995
------------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES
------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $ 9.73        $12.83        $18.89          $18.77          $21.60
------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                       (0.06)         0.01          0.01            0.05            0.08
    Net realized and unrealized gain (loss)             4.72         (2.92)        (5.77)           0.50           (1.94)
                                                    --------      --------      --------      ----------      ----------
 Total income (loss) from investment operations         4.66         (2.91)        (5.76)           0.55           (1.86)
------------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
    Net investment income                                 --         (0.19)        (0.30)          (0.43)             --
    Net realized gain                                     --            --            --              --           (0.97)
                                                    --------      --------      --------      ----------      ----------
 Total dividends and distributions                        --         (0.19)        (0.30)          (0.43)          (0.97)
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $14.39        $ 9.73        $12.83          $18.89          $18.77
------------------------------------------------------------------------------------------------------------------------

 TOTAL RETURN+                                         47.89%       (22.87)%      (31.01)%          3.00%          (8.65)%
------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------
 Expenses                                               2.56%(1)      2.65%(1)      2.44%           2.39%           2.45%
------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                          (0.43)%(1)     0.14%(1)      0.03%           0.18%           0.35%
------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $633,216      $408,990      $744,133      $1,624,468      $1,441,549
------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 128%           58%           42%             49%             50%
------------------------------------------------------------------------------------------------------------------------

* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
++ The per share amounts were computed using an average number of shares outstanding during the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                      FOR THE YEAR ENDED        FOR THE PERIOD
                                         OCTOBER 31,            JULY 28, 1997*
                                     --------------------          THROUGH
                                      1999         1998        OCTOBER 31, 1997
-------------------------------------------------------------------------------
 CLASS A SHARES++
-------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------
 Net asset value, beginning of
 period                               $ 9.76       $12.86           $19.39
-------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
    Net investment income               0.05         0.10               --
    Net realized and unrealized
    gain (loss)                         4.73        (2.94)           (6.53)
                                     -------      -------          -------
 Total income (loss) from
 investment operations                  4.78        (2.84)           (6.53)
-------------------------------------------------------------------------------
 Less dividends from net investment
 income                                   --        (0.26)              --
-------------------------------------------------------------------------------
 Net asset value, end of period       $14.54       $ 9.76           $12.86
-------------------------------------------------------------------------------

 TOTAL RETURN+                         48.98%      (22.35)%         (33.68)%(1)
-------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------
 Expenses                               1.79%(3)     1.90%(3)         1.92%(2)
-------------------------------------------------------------------------------
 Net investment income (loss)           0.34%(3)     0.89%(3)        (0.03)%(2)
-------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                           $10,048       $3,102          $   622
-------------------------------------------------------------------------------
 Portfolio turnover rate                 128%          58%              42%
-------------------------------------------------------------------------------

* The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
++ The per share amounts were computed using an average number of shares outstanding during the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                      FOR THE YEAR ENDED        FOR THE PERIOD
                                         OCTOBER 31,            JULY 28, 1997*
                                     --------------------          THROUGH
                                      1999         1998        OCTOBER 31, 1997
-------------------------------------------------------------------------------
 CLASS C SHARES++
-------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------
 Net asset value, beginning of
 period                               $ 9.72       $12.83           $19.39
-------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
    Net investment income (loss)       (0.05)        0.01            (0.04)
    Net realized and unrealized
    gain (loss)                         4.71        (2.89)           (6.52)
                                     -------      -------          -------
 Total income (loss) from
 investment operations                  4.66        (2.88)           (6.56)
-------------------------------------------------------------------------------
 Less dividends from net investment
 income                                   --        (0.23)              --
-------------------------------------------------------------------------------
 Net asset value, end of period       $14.38       $ 9.72           $12.83
-------------------------------------------------------------------------------

 TOTAL RETURN+                         47.94%      (22.68)%         (33.83)%(1)
-------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------
 Expenses                               2.56%(3)     2.65%(3)         2.62%(2)
-------------------------------------------------------------------------------
 Net investment income (loss)          (0.43)%(3)    0.14%(3)        (0.77)%(2)
-------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                           $12,278       $1,581          $   819
-------------------------------------------------------------------------------
 Portfolio turnover rate                 128%          58%              42%
-------------------------------------------------------------------------------

* The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
++ The per share amounts were computed using an average number of shares outstanding during the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                      FOR THE YEAR ENDED        FOR THE PERIOD
                                         OCTOBER 31,            JULY 28, 1997*
                                     --------------------           THROUGH
                                      1999         1998        OCTOBER 31, 1997
--------------------------------------------------------------------------------
 CLASS D SHARES++
--------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------
 Net asset value, beginning of
 period                               $ 9.78       $12.86            $19.39
--------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
    Net investment income               0.06         0.07              0.02
    Net realized and unrealized
    gain (loss)                         4.77        (2.88)            (6.55)
                                     -------      -------           -------
 Total income (loss) from
 investment operations                  4.83        (2.81)            (6.53)
--------------------------------------------------------------------------------
 Less dividends from net investment
 income                                   --        (0.27)               --
--------------------------------------------------------------------------------
 Net asset value, end of period       $14.61       $ 9.78            $12.86
--------------------------------------------------------------------------------

 TOTAL RETURN+                         49.39%      (22.14)%          (33.68)%(1)
--------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------
 Expenses                               1.56%(3)     1.65%(3)          1.62%(2)
--------------------------------------------------------------------------------
 Net investment income                  0.57%(3)     1.14%(3)          0.42%(2)
--------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                            $2,489       $1,565           $   118
--------------------------------------------------------------------------------
 Portfolio turnover rate                 128%          58%               42%
--------------------------------------------------------------------------------

* The date shares were first issued.
+ Calculated based on the net asset value as of the last business day of the period.
++ The per share amounts were computed using an average number of shares outstanding during the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

NOTES

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                                                                              27

NOTES

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 28

NOTES

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                                                                              29

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS
                      The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!
--------------------------------------------------------------------------------
 GROWTH FUNDS
---------------------------------

GROWTH FUNDS
Aggressive Equity Fund
American Opportunities Fund
Capital Growth Securities
Developing Growth Securities
Growth Fund
Market Leader Trust
Mid-Cap Equity Trust
Next Generation Trust
Small Cap Growth Fund
Special Value Fund
21st Century Trend Fund

THEME FUNDS
Financial Services Trust
Health Sciences Trust
Information Fund
Natural Resource Development Securities

GLOBAL/INTERNATIONAL FUNDS
Competitive Edge Fund - "Best Ideas"
 Portfolio
European Growth Fund
Fund of Funds - International Portfolio
International Fund
International SmallCap Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund

--------------------------------------------------------------------------------
 GROWTH AND INCOME FUNDS
---------------------------------
Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Equity Fund
Fund of Funds - Domestic Portfolio
Income Builder Fund
Mid-Cap Dividend Growth Securities
S&P 500 Index Fund
S&P 500 Select Fund
Strategist Fund
Total Market Index Fund
Total Return Trust
Value Fund
Value-Added Market Series/Equity Portfolio

THEME FUNDS
Real Estate Fund
Utilities Fund

GLOBAL FUNDS
Global Dividend Growth Securities
Global Utilities Fund

--------------------------------------------------------------------------------
 INCOME FUNDS
---------------------------------

GOVERNMENT INCOME FUNDS
Federal Securities Trust
Short-Term U.S. Treasury Trust
U.S. Government Securities Trust

DIVERSIFIED INCOME FUNDS
Diversified Income Trust

CORPORATE INCOME FUNDS
High Yield Securities
Intermediate Income Securities
Short-Term Bond Fund (NL)

GLOBAL INCOME FUNDS
North American Government Income Trust
World Wide Income Trust

TAX-FREE INCOME FUNDS
California Tax-Free Income Fund
Hawaii Municipal Trust (FSC)
Limited Term Municipal Trust (NL)
Multi-State Municipal Series Trust (FSC)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

--------------------------------------------------------------------------------
 MONEY MARKET FUNDS
---------------------------------

TAXABLE MONEY MARKET FUNDS
Liquid Asset Fund (MM)
U.S. Government Money Market Trust (MM)

TAX-FREE MONEY MARKET FUNDS
California Tax-Free Daily Income Trust (MM)
N.Y. Municipal Money Market Trust (MM)
Tax-Free Daily Income Trust (MM)
There may be Funds created after this PROSPECTUS was published. Please consult the inside back cover of a new Fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.
Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL - No-Load (Mutual) Fund; MM - Money Market Fund; FSC - A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                                   PROSPECTUS - FEBRUARY 4, 2000

Additional information about the Fund's investments is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                         WWW.MSDW.COM/INDIVIDUAL/FUNDS

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

 TICKER SYMBOLS:

   CLASS A:   TGRAX            CLASS C:   TGRCX
---------------------       ---------------------

   CLASS B:   TGRBX            CLASS D:   TGRDX
---------------------       ---------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-6121)

Morgan Stanley Dean Witter
                                                             PACIFIC GROWTH FUND

                               [BACK COVER PHOTO]

                                                              A MUTUAL FUND THAT
                                                           SEEKS TO MAXIMIZE THE
                                                            CAPITAL APPRECIATION
                                                              OF ITS INVESTMENTS

STATEMENT OF ADDITIONAL INFORMATION

FEBRUARY 4, 2000
                                                           MORGAN STANLEY DEAN
                                                           WITTER
                                                           PACIFIC GROWTH
                                                           FUND INC.

----------------------------------------------------------------------

    This STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. The PROSPECTUS dated February 4, 2000 for the Morgan Stanley Dean Witter Pacific Growth Fund Inc. may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.

Morgan Stanley Dean Witter
Pacific Growth Fund Inc.
Two World Trade Center
New York, New York 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

   I.  Fund History................................................    4

  II.  Description of the Fund and Its Investments and Risks.......    4

       A. Classification...........................................    4

       B. Investment Strategies and Risks..........................    4

       C. Fund Policies/Investment Restrictions....................   13

 III.  Management of the Fund......................................   15

       A. Board of Directors.......................................   15

       B. Management Information...................................   15

       C. Compensation.............................................   19

  IV.  Control Persons and Principal Holders of Securities.........   21

   V.  Investment Management and Other Services....................   21

       A. Investment Manager and Sub-Advisor.......................   21

       B. Principal Underwriter....................................   22

       C. Services Provided by the Investment Manager and
          Sub-Advisor..............................................   23

       D. Dealer Reallowances......................................   24

       E. Rule 12b-1 Plan..........................................   24

       F. Other Service Providers..................................   28

  VI.  Brokerage Allocation and Other Practices....................   28

       A. Brokerage Transactions...................................   28

       B. Commissions..............................................   29

       C. Brokerage Selection......................................   29

       D. Directed Brokerage.......................................   30

       E. Regular Broker-Dealers...................................   30

 VII.  Capital Stock and Other Securities..........................   30

VIII.  Purchase, Redemption and Pricing of Shares..................   31

       A. Purchase/Redemption of Shares............................   31

       B. Offering Price...........................................   32

  IX.  Taxation of the Fund and Shareholders.......................   33

   X.  Underwriters................................................   34

  XI.  Calculation of Performance Data.............................   34

 XII.  Financial Statements........................................   36

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CUSTODIAN"--The Chase Manhattan Bank.

"DEAN WITTER REYNOLDS"--Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.

"DIRECTORS"--The Board of Directors of the Fund.

"DISTRIBUTOR"--Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.

"FINANCIAL ADVISORS"--Morgan Stanley Dean Witter authorized financial services representatives.

"FORMER SUB-ADVISOR"--Morgan Grenfell Investment Services Limited, an indirect subsidiary of Deutsche Bank AG.

"FUND"--Morgan Stanley Dean Witter Pacific Growth Fund Inc., a registered open-end investment company.

"INVESTMENT MANAGER"--Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.

"INDEPENDENT DIRECTORS"--Directors who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

"MORGAN STANLEY DEAN WITTER FUNDS"--Registered investment companies (i) for which the Investment Manager serves as the investment advisor and (ii) that hold themselves out to investors as related companies for investment and investor services.

"MSDW"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

"MSDW SERVICES COMPANY"--Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

"SUB-ADVISOR"--Morgan Stanley Dean Witter Investment Management Inc., a subsidiary of MSDW.

"TRANSFER AGENT"--Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

I. FUND HISTORY
--------------------------------------------------------------------------------

    The Fund was incorporated in the State of Maryland on June 13, 1990 under the name Dean Witter Pacific Growth Fund Inc. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Pacific Growth Fund Inc.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company whose investment objective is to maximize the capital appreciation of its investments.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

    CONVERTIBLE SECURITIES. The Fund may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("FORWARD CONTRACTS") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches, foreign banks, insurance companies and other dealers whose assets total $1 billion or more, or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    The Investment Manager also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

    The Fund will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

    Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

    OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.

    The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

    Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

    COVERED PUT WRITING. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

    OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

    OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    FUTURES CONTRACTS. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

    A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion. If the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the two highest grades by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Sub-Advisor subject to procedures established by the Directors. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

    REVERSE REPURCHASE AGREEMENTS. The Fund may also use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. These transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to its advantage to do so.

    The Fund will establish a segregated account in which it will maintain cash, U.S. Government securities or other appropriate liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements may not exceed 10% of the Fund's total assets. The Fund will make no purchases of portfolio securities while it is still subject to a reverse repurchase agreement.

    LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Sub-Advisor determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

    The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

    PRIVATE PLACEMENTS. The Fund may invest up to 10% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "SECURITIES ACT"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

    Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Sub-Advisor, pursuant to procedures adopted by the Directors, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 10% of the Fund's total assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

    A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

    YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the Sub-Advisor and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today were designed in such a way that they may not be able to recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services.

    Improperly functioning trading systems may result in settlement problems and liquidity issues. Corporate and governmental data processing errors could result in production problems for individual issuers and overall economic uncertainties. Operations ran smoothly from the last week in December through the first few weeks of January, but the year 2000 issue may yet have an adverse impact on financial market participants and other entities, including the Issuers whose securities are contained in the Fund's portfolio.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940 (the "INVESTMENT COMPANY ACT"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund will:

    1.  Seek to maximize the capital appreciation of its investments.

The Fund MAY NOT:

    1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

    2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

    3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry.

    4. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or in accordance with the provisions of Section 12(d) of the Investment Company Act and any rules promulgated thereunder (e.g., the Fund may not invest in more than 3% of the outstanding voting securities of any investment company).

    5. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

    6. Invest more than 10% of its total assets in illiquid securities and repurchase agreements which have a maturity of longer than seven days.

    7. Purchase or sell real estate or interests therein (including real estate limited partnerships), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

    8. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

    9. Purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell (write) interest rate, currency and stock and bond index futures contracts and related options thereon.

    10. Borrow money (except insofar as the Fund may be deemed to have borrowed by entrance into a reverse repurchase agreement up to an amount not exceeding 10% of the Fund's total assets), except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% of its total assets (not including the amount borrowed).

    11. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

    12. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of:
(a) entering into any repurchase or reverse repurchase agreement;
(b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options; (d) borrowing money; or (e) lending portfolio securities.

    13. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations; (b) by investment in repurchase or reverse repurchase agreements; or (c) by lending its portfolio securities.

    14. Make short sales of securities.

    15. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

    16. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

    17. Invest for the purpose of exercising control or management of any other issuer.

    In addition, as a nonfundamental policy, the Fund will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PORTFOLIO TURNOVER

    For the fiscal years ended October 31, 1998 and 1999, the Fund's portfolio turnover rates were 58% and 128%, respectively. This variation resulted primarily from an increase in the weighting of Japanese securities in the Fund's portfolio.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF DIRECTORS

    The Board of Directors of the Fund oversees the management of the Fund but does not itself manage the Fund. The Directors review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Directors also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Directors are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Director to exercise his or her powers in the interest of the Fund and not the Director's own interest or the interest of another person or organization. A Director satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Director reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

    DIRECTORS AND OFFICERS. The Board of the Fund consists of eight (8) Directors. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six Directors (75% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Directors. The other two Directors (the "MANAGEMENT DIRECTORS") are affiliated with the Investment Manager.

    The Directors and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the 93 Morgan Stanley Dean Witter Funds, are shown below.

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
Michael Bozic (58) ..........................  Vice Chairman of Kmart Corporation (since
Director                                       December 1998); Director or Trustee of the
c/o Kmart Corporation                          Morgan Stanley Dean Witter Funds; formerly
3100 West Big Beaver Road                      Chairman and Chief Executive Officer of Levitz
Troy, Michigan                                 Furniture Corporation (November 1995-November
                                               1998) and President and Chief Executive Officer
                                               of Hills Department Stores (May 1991-July
                                               1995); formerly variously Chairman, Chief
                                               Executive Officer, President and Chief
                                               Operating Officer (1987-1991) of the Sears
                                               Merchandise Group of Sears, Roebuck and Co.;
                                               Director of Weirton Steel Corporation.

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
Charles A. Fiumefreddo* (66) ................  Chairman, Director or Trustee and Chief
Chairman of the Board,                         Executive Officer of the Morgan Stanley Dean
Chief Executive Officer and Director           Witter Funds; formerly Chairman, Chief
Two World Trade Center                         Executive Officer and Director of the
New York, New York                             Investment Manager, the Distributor and MSDW
                                               Services Company; Executive Vice President and
                                               Director of Dean Witter Reynolds; Chairman and
                                               Director of the Transfer Agent; formerly
                                               Director and/or officer of various MSDW
                                               subsidiaries (until June, 1998).
Edwin J. Garn (67) ..........................  Director or Trustee of the Morgan Stanley Dean
Director                                       Witter Funds; formerly United States Senator
c/o Huntsman Corporation                       (R- Utah)(1974-1992) and Chairman, Senate
500 Huntsman Way                               Banking Committee (1980-1986); formerly Mayor
Salt Lake City, Utah                           of Salt Lake City, Utah (1971-1974); formerly
                                               Astronaut, Space Shuttle Discovery (April
                                               12-19, 1985); Vice Chairman, Huntsman
                                               Corporation (chemical company); Director of
                                               Franklin Covey (time management systems), BMW
                                               Bank of North America, Inc. (industrial loan
                                               corporation), United Space Alliance (joint
                                               venture between Lockheed Martin and the Boeing
                                               Company) and Nuskin Asia Pacific (multilevel
                                               marketing); member of the board of various
                                               civic and charitable organizations.
Wayne E. Hedien (65) ........................  Retired; Director or Trustee of the Morgan
Director                                       Stanley Dean Witter Funds; Director of The PMI
c/o Mayer, Brown & Platt                       Group, Inc. (private mortgage insurance);
Counsel to the Independent Directors           Trustee and Vice Chairman of The Field Museum
1675 Broadway                                  of Natural History; formerly associated with
New York, New York                             the Allstate Companies (1966-1994), most
                                               recently as Chairman of The Allstate
                                               Corporation (March 1993-December 1994) and
                                               Chairman and Chief Executive Officer of its
                                               wholly-owned subsidiary, Allstate Insurance
                                               Company (July 1989-December 1994); director of
                                               various other business and charitable
                                               organizations.
Dr. Manuel H. Johnson (50) ..................  Senior Partner, Johnson Smick
Director                                       International, Inc., a consulting firm;
c/o Johnson Smick International, Inc.          Co-Chairman and a founder of the Group of Seven
1133 Connecticut Avenue, N.W.                  Council (G7C), an international economic
Washington, D.C.                               commission; Chairman of the Audit Committee and
                                               Director or Trustee of the Morgan Stanley Dean
                                               Witter Funds; Director of Greenwich Capital
                                               Markets, Inc. (broker-dealer) and NVR, Inc.
                                               (home construction); Chairman and Trustee of
                                               the Financial Accounting Foundation (oversight
                                               organization of the Financial Accounting
                                               Standards Board); formerly Vice Chairman of the
                                               Board of Governors of the Federal Reserve
                                               System (1986-1990) and Assistant Secretary of
                                               the U.S. Treasury.
Michael E. Nugent (63) ......................  General Partner, Triumph Capital, L.P., a
Director                                       private investment partnership; Chairman of the
c/o Triumph Capital, L.P.                      Insurance Committee and Director or Trustee of
237 Park Avenue                                the Morgan Stanley Dean Witter Funds; formerly
New York, New York                             Vice President, Bankers Trust Company and BT
                                               Capital Corporation (1984-1988); director of
                                               various business organizations.

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
Philip J. Purcell* (56) .....................  Chairman of the Board of Directors and Chief
Director                                       Executive Officer of MSDW, Dean Witter Reynolds
1585 Broadway                                  and Novus Credit Services Inc.; Director of the
New York, New York                             Distributor; Director or Trustee of the Morgan
                                               Stanley Dean Witter Funds; Director of American
                                               Airlines, Inc. and its parent company, AMR
                                               Corporation; Director and/or officer of various
                                               MSDW subsidiaries.
John L. Schroeder (69) ......................  Retired; Chairman of the Derivatives Committee
Director                                       and Director or Trustee of the Morgan Stanley
 c/o Mayer, Brown & Platt                      Dean Witter Funds; Director of Citizens
Counsel to the Independent Directors           Utilities Company (telecommunications, gas,
1675 Broadway                                  electric and water utilities company); formerly
New York, New York                             Executive Vice President and Chief Investment
                                               Officer of the Home Insurance Company (August
                                               1991-September 1995).
Mitchell M. Merin (46) ......................  President and Chief Operating Officer of Asset
President                                      Management of MSDW (since December 1998);
Two World Trade Center                         President and Director (since April 1997) and
New York, New York                             Chief Executive Officer (since June 1998) of
                                               the Investment Manager and MSDW Services
                                               Company; Chairman, Chief Executive Officer and
                                               Director of the Distributor (since June 1998);
                                               Chairman and Chief Executive Officer (since
                                               June 1998) and Director (since January 1998) of
                                               the Transfer Agent; Director of various MSDW
                                               subsidiaries; President of the Morgan Stanley
                                               Dean Witter Funds (since May 1999); Trustee of
                                               various Van Kampen investment companies (since
                                               December 1999); previously Chief Strategic
                                               Officer of the Investment Manager and MSDW
                                               Services Company and Executive Vice President
                                               of the Distributor (April 1997-June 1998), Vice
                                               President of the Morgan Stanley Dean Witter
                                               Funds (May 1997-April 1999), and Executive Vice
                                               President of Dean Witter, Discover & Co.
Barry Fink (45) .............................  Executive Vice President (since December 1999)
Vice President,                                and Secretary and General Counsel (since
Secretary and General Counsel                  February 1997) and Director (since July 1998)
Two World Trade Center                         of the Investment Manager and MSDW Services
New York, New York                             Company; Executive Vice President (since
                                               December 1999) and Assistant Secretary and
                                               Assistant General Counsel (since February 1997)
                                               of the Distributor; Assistant Secretary of Dean
                                               Witter Reynolds (since August 1996); Vice
                                               President, Secretary and General Counsel of the
                                               Morgan Stanley Dean Witter Funds (since
                                               February 1997); previously Senior Vice
                                               President (March 1997-December 1999), First
                                               Vice President (June 1993-February 1997), Vice
                                               President and Assistant Secretary and Assistant
                                               General Counsel of the Investment Manager and
                                               MSDW Services Company, Senior Vice President of
                                               the Distributor (March 1997-December 1999) and
                                               Assistant Secretary of the Morgan Stanley Dean
                                               Witter Funds.

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
Thomas F. Caloia (53) .......................  First Vice President and Assistant Treasurer of
Treasurer                                      the Investment Manager, the Distributor and
Two World Trade Center                         MSDW Services Company; Treasurer of the Morgan
New York, New York                             Stanley Dean Witter Funds.

------------------------
* Denotes Directors who are "interested persons" of the Fund, as defined in the Investment Company Act.

    In addition, RONALD E. ROBISON, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company, ROBERT S. GIAMBRONE, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, and JOSEPH J. MCALINDEN, Executive Vice President and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, MARK BAVOSO, KENTON J. HINCHLIFFE, and IRA N. ROSS, Senior Vice Presidents of the Investment Manager, and PAUL D. VANCE, Senior Vice President of the Investment Manager and Director of the Growth and Income Group of the Investment Manager, are Vice Presidents of the Fund.

    In addition, MARILYN K. CRANNEY, TODD LEBO, LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, and NATASHA KASSIAN, Assistant Vice President and Assistant General Counsel of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.

    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Dean Witter Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee.

    The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of the services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

    The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

    Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Dean Witter Funds.

    DIRECTOR AND OFFICER INDEMNIFICATION. The Fund's By-Laws provides that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the By-Laws provides that a Director, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

    The Fund pays each Independent Director an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Directors, the Independent Directors or Committees of the Board of Directors attended by the Director (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairman of the Derivative and Insurance Committees additional fees of $500). If a Board meeting and a meeting of the Independent Directors or a Committee meeting, or a meeting of the Independent Directors and/or more than one Committee meeting, take place on a single day, the Directors are paid a single meeting fee by the Fund. The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Director. The following table illustrates the compensation that the Fund paid to its Independent Directors for the fiscal year ended October 31, 1999.

                               FUND COMPENSATION

                                                               AGGREGATE
                                                             COMPENSATION
NAME OF INDEPENDENT DIRECTOR                                 FROM THE FUND
----------------------------                                 -------------
Michael Bozic...............................................   $1,550
Edwin J. Garn...............................................    1,600
Wayne E. Hedien.............................................    1,650
Dr. Manuel H. Johnson.......................................    2,100
Michael E. Nugent...........................................    1,933
John L. Schroeder...........................................    1,933

    The following table illustrates the compensation paid to the Fund's Independent Directors for the calendar year ended December 31, 1999 for services to the 93 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1999.

            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS

                                                                TOTAL CASH
                                                               COMPENSATION
                                                              FOR SERVICES TO
                                                                 93 MORGAN
                                                               STANLEY DEAN
NAME OF INDEPENDENT DIRECTOR                                   WITTER FUNDS
----------------------------                                  ---------------
Michael Bozic...............................................     $134,600
Edwin J. Garn...............................................      138,700
Wayne E. Hedien.............................................      138,700
Dr. Manuel H. Johnson.......................................      208,638
Michael E. Nugent...........................................      193,324
John L. Schroeder...........................................      193,324

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 55 of the Morgan Stanley Dean Witter Funds, including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "ADOPTING FUND" and each such director/trustee referred to as an "ELIGIBLE DIRECTOR/TRUSTEE") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

    Currently, upon retirement, each Eligible Director/Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "REGULAR BENEFIT") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "ELIGIBLE COMPENSATION" is one-fifth of the total compensation earned by such Eligible Director/Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Director/Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Directors by the Fund for the fiscal year ended October 31, 1999 and by the 55 Morgan Stanley Dean Witter Funds (including the Fund) for the year ended December 31, 1999, and the estimated retirement benefits for the Independent Directors, to commence upon their retirement, from the Fund as of October 31, 1999 and from the 55 Morgan Stanley Dean Witter Funds as of
December 31, 1999.

            RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY
                               DEAN WITTER FUNDS

                                  FOR ALL ADOPTING FUNDS
                               ----------------------------   RETIREMENT BENEFITS     ESTIMATED ANNUAL
                                ESTIMATED                         ACCRUED AS           BENEFITS UPON
                                 CREDITED                          EXPENSES            RETIREMENT(2)
                                 YEARS OF       ESTIMATED     -------------------   --------------------
                                SERVICE AT    PERCENTAGE OF               BY ALL      FROM     FROM ALL
                                RETIREMENT      ELIGIBLE       BY THE    ADOPTING     THE      ADOPTING
NAME OF INDEPENDENT DIRECTOR   (MAXIMUM 10)   COMPENSATION      FUND      FUNDS       FUND       FUNDS
----------------------------   ------------   ------------      ----      -----       ----       -----
Michael Bozic................       10            60.44%        $406     $ 20,933    $  967    $ 50,588
Edwin J. Garn................       10            60.44          694       31,737       967      50,675
Wayne E. Hedien..............        9            51.37          762       39,566       822      43,000
Dr. Manuel H. Johnson........       10            60.44          273       13,129     1,420      75,520
Michael E. Nugent............       10            60.44          518       23,175     1,269      67,209
John L. Schroeder............        8            50.37          812       41,558       987      52,994

------------------------
1 An Eligible Director may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Director and his or her spouse on the date of such Eligible Director's retirement. In addition, the Eligible Director may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Director and spouse, will be the actuarial equivalent of the Regular Benefit.

2 Based on current levels of compensation. Amount of annual benefits also varies depending on the Director's elections described in Footnote 1 above.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

    The following owned 5% or more of the outstanding Class A shares of the Fund as of January 3, 2000: MSDWT FSB Trustee, Prebon Yamane USA Inc., 401(k) Profit Sharing Plan, P.O. Box 957, Jersey City, NJ 07303-0957 - 11.406%; Michael S. Didion TTEE, Michael S. Didion LV TR DTD 06/30/93, Special Account, 227 Ohmes Rd., Saint Peter's, MO 63376-3805 - 8.203%; Concorde Bank Limited, The Corp Center, P.O. Box 1161, Bush Hill Bay St., Barbados, West Indies - 7.849%. The following owned 5% or more of the outstanding Class C shares of the Fund as of January 3, 2000: Concorde Bank Limited, The Corp Center, P.O. Box 1161 Bush Hill Bay Street, Barbados, West Indies - 8.196%. The following owned 5% or more of the outstanding Class D shares of the Fund as of January 3, 2000: Hare & Co., c/o The Bank of New York, P.O. Box 11203, New York, NY 10286-1203 - 53.431%; IAM & AW Local Lodge PM #2848, Multi-Emp Wage Reduc 401(k) PSP, 03/06/86 TTEE J. Winterhalter, P.O. Box 3039, Birmingham, MI 48012-3039 - 11.517%; Joseph and Patricia Reinkemeyer, TTEES for the Reinkemeyer Family Trust dated 05/08/86, 1281 Skyline Blvd., Reno, NV 89509-3585 - 8.286%; Lucile G. Davis TTEE for the FAD Trust 12/13/88, 3043 Bel Air Dr., Las Vegas, NV 89109-1587 - 8.248%.

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of common stock of the Fund owned by the Fund's officers and Directors as a group was less than 1% of the Fund's shares of common stock outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER AND SUB-ADVISOR

    The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

    The Sub-Advisor is Morgan Stanley Dean Witter Investment Management Inc., a subsidiary of MSDW and an affiliate of the Investment Manager, whose address is 1221 Avenue of the Americas, New York, New York 10020. The Sub-Advisor was retained to provide sub-advisory services to the Fund effective November 1, 1998.

    Pursuant to an Investment Management Agreement (the "MANAGEMENT AGREEMENT") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services, manage its business affairs and supervise the investment of the Fund's assets. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.95% to the portion of daily net assets not exceeding $1 billion; 0.90% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.85% to the portion of daily net assets exceeding $2 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended October 31, 1997, 1998 and 1999, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $13,946,846, $5,187,815 and $4,907,485, respectively.

    The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

    Under a Sub-Advisory Agreement (the "SUB-ADVISORY AGREEMENT") between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities issued by issuers located in Asia, Australia and New Zealand and in countries located elsewhere around the world, subject to the overall supervision of the Investment Manager. The Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of the Investment Manager's fee. For the fiscal year ended October 31, 1999, the Investment manager accrued to the Sub-Advisor total compensation under the Sub-Advisory Agreement of $1,962,994.

B. PRINCIPAL UNDERWRITER

    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Dean Witter Reynolds, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND SUB-ADVISOR

    The Investment Manager supervises the investment of the Fund's assets. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously oversee the management of the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, the Investment Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Pursuant to the Sub-Advisory Agreement, the Sub-Advisor has been retained, subject to the overall supervision of the Investment Manager, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends with respect to Pacific Basin issuers and to manage the portion of the Fund's portfolio invested in securities issued by issuers located in Asia, Australia and New Zealand. On occasion, the Sub-Advisor also provides the Investment Manager with investment advice concerning potential investment opportunities for the Fund which are available outside of Asia, Australia and New Zealand.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Directors who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Directors.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Directors; provided that in either event such continuance is approved annually by the vote of a majority of the Directors who are not parties to the Management Agreement or the Sub-Advisory Agreement or are "independent Directors," which votes must be cast in person at a meeting called for the purpose of voting on such approval.

D. DEALER REALLOWANCES

    Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12B-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "PLAN") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets of Class B.

    The Distributor also receives the proceeds of front-end sales charges ("FSCS") and of contingent deferred sales charges ("CDSCS") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Dean Witter Reynolds received the proceeds of CDSCs and FSCs, for the last three fiscal years ended October 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

                                    1999                    1998                    1997
                            ---------------------   ---------------------   ---------------------
Class A...................   FSCs(1)   $   46,260     FSCs:    $   27,369     FSCs:    $   11,000
                              CDSCs    $      567    CDSCs:    $    1,390    CDSCs:    $        0
Class B...................    CDSCs    $  803,088    CDSCs:    $1,609,376    CDSCs:    $4,821,220
Class C...................    CDSCs    $    4,110    CDSCs:    $    6,017    CDSCs:    $      650

------------------------------

1  FSCs apply to Class A only.

    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.

    Under the Plan and as required by Rule 12b-1, the Directors receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended October 31, 1999, of $5,032,473. This amount is equal to 1.00% of the average daily net assets of Class B shares for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. This 12b-1 fee is treated by the Fund as an expense in the year it is accrued. For the fiscal year ended October 31,

1999, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $12,269 and $56,000, respectively, which amounts are equal to 0.23% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

    With respect to Class A shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which the Transfer Agent serves as Trustee or Dean Witter Reynolds Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("MSDW ELIGIBLE PLANS"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by MSDW Eligible Plans, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

    With respect to Class C shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

    With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program, the Investment Manager compensates Dean Witter Reynolds's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Dean Witter Reynolds's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program).

    The gross sales credit is a charge which reflects commissions paid by Dean Witter Reynolds to its Financial Advisors and Dean Witter Reynolds's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Dean Witter Reynolds's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

    The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund sold after January 1, 2000 and held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Dean Witter Reynolds's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

    For the first year only, the retention fee is paid on any shares of the Fund sold after January 1, 2000 and held by shareholders on December 31, 2000.

    The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

    The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("CARRYING CHARGE"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "BROKER'S CALL RATE") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Directors, including, a majority of the Independent Directors. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Directors will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Directors will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

    Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended October 31, 1999 to the Distributor. The Distributor and Dean Witter Reynolds estimate that they have spent, pursuant to the Plan, $129,224,155 on behalf of Class B since the inception of the Fund. It is estimated that this amount was spent in approximately the following ways: (i) 3.50% ($4,520,519)--advertising and promotional expenses; (ii) 0.33% ($432,529)--printing of prospectuses for distribution to other than current shareholders; and (iii) 96.17% ($124,271,107)--other expenses, including the gross sales credit and the carrying charge, of which 10.12% ($12,579,176) represents carrying charges, 37.21% ($46,240,459) represents commission credits to Dean Witter Reynolds branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other selected broker-dealer representatives, and 52.67% ($65,451,472) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended October 31, 1999 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

    In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Dean Witter Reynolds which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $39,835,429 as of October 31, 1999 (the end of the Fund's fiscal year), which was equal to 6.29% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized broker-dealer representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized broker-dealer representatives at the time of sale totaled $28,149 in the case of Class C at December 31, 1999 (end of the calendar year), which amount was equal to 0.19% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

    No interested person of the Fund nor any Independent Director has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Dean Witter Reynolds, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    On an annual basis, the Directors, including a majority of the Independent Directors, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Directors requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Directors considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds's branch offices made possible by the 12b-1 fees, Dean Witter Reynolds could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Directors, including each of the Independent Directors, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Directors' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Directors in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Directors shall be committed to the discretion of the Independent Directors.

F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

    Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT ACCOUNTANTS

    The Chase Manhattan Bank, One Chase Plaza, New York, NY 10005 is the Custodian of the Fund's assets. The Custodian has contracted with various foreign banks and depositaries to hold portfolio securities of non-U.S. issuers on behalf of the Fund. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Directors, the Investment Manager and the Sub-Advisor are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of secu-rities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with non-affiliated dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

    For the fiscal years ended October 31, 1997, 1998 and 1999, the Fund paid a total of $6,754,100, $2,980,529 and $3,862,078, respectively, in brokerage commissions.

B. COMMISSIONS

    Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds. The Fund will limit its transactions with Dean Witter Reynolds to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Dean Witter Reynolds only when the price available from Dean Witter Reynolds is better than that available from other dealers.

    During the fiscal years ended October 31, 1997, 1998 and 1999, the Fund did not effect any principal transactions with Dean Witter Reynolds.

    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Directors, including the Independent Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

    During the fiscal years ended October 31, 1997, 1998 and 1999, the Fund did not pay any brokerage commissions to Dean Witter Reynolds.

    During the fiscal years ended October 31, 1998 and 1999, the Fund paid a total of $13,320 and $202,915, respectively, in brokerage commissions to Morgan Stanley & Co., which broker-dealer became an affiliate of the Investment Manager and of the Sub-Advisor on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. During the fiscal year ended October 31, 1999, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 5.25% of the total brokerage commissions paid by the Fund for this period and were paid on account of transactions having an aggregate dollar value equal to approximately 6.06% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager and the Sub-Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager and the Sub-Advisor rely upon their experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement the Fund's policies, the Investment Manager and the Sub-Advisor effect transactions with those brokers and dealers who the Investment Manager and/or the Sub-Advisor believe provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager and/or the Sub-Advisor believe the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager and the Sub-Advisor. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager and/or the Sub-Advisor from brokers and dealers may be of benefit to the Investment Manager and/or the Sub-Advisor in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly.

    The Investment Manager and the Sub-Advisor currently serve as advisors to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and the Sub-Advisor to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager utilizes a pro rata allocation process based on the size of the Morgan Stanley Dean Witter Funds involved and the number of shares available from the public offering.

D. DIRECTED BROKERAGE

    During the fiscal year ended October 31, 1999, the Fund paid $142,419 in brokerage commissions in connection with transactions in the aggregate amount of $61,761,393 to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

    During the fiscal year ended October 31, 1999, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The Fund is authorized to issue 2 billion shares of common stock of $0.01 par value. Shares of the Fund, when issued, are fully paid, non-assessable, fully transferable and redeemable at the option of the holder. All shares are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the

Fund is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. Except for agreements entered into by the Fund in its ordinary course of business within the limitations of the Fund's fundamental investment policies (which may be modified only by shareholder vote), the Fund will not issue any securities other than common stock.

    The Fund's Articles of Incorporation permits the Directors to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Directors have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

    The shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board.

    The Fund's By-Laws provide that one or more of the Fund's Directors may be removed, either with or without cause, at any time by the affirmative vote of the Fund's shareholders holding a majority of the outstanding shares entitled to vote for the election of Directors. A special meeting of the shareholders of the Fund will be called by the Fund's Secretary upon the written request of shareholders entitled to vote at least 10% of the Fund's outstanding shares. The Fund will also comply with the provisions of Section 16(c) of the Investment Company Act.

    All of the Directors have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Directors themselves have the power to alter the number and the terms of office of the Directors (as provided for in the Articles of Incorporation), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

    TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean Witter Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

    The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

B. OFFERING PRICE

    The Fund's Class B, Class C and Class D shares are offered at net asset value and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Dean Witter Reynolds and other authorized dealers as described in Section "V. Investment Management and Other Services--E. Rule 12b-1 Plan."

    The price of Fund shares, called "NET ASSET VALUE," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or the Sub-Advisor that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Directors determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Directors.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

    Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Directors determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

    Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term gains or losses.

    Gains or losses on the Fund's transactions in listed non-equity options, futures and options on futures generally are treated as 60% long-term and 40% short-term. When the Fund engages in options and futures transactions, various tax rules may accelerate or defer recognition of certain gains and losses, change the character of certain gains or losses, or alter the holding period of other investments held by the Fund. The application of these rules would therefore also affect the amount, timing and character of distributions made by the Fund.

    Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such accrued discount as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. The maximum tax on long-term capital gains applicable to individuals is 20%.

    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains.

    After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, and the portion taxable as long-term capital gains.

    PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Under current law, the maximum tax on long-term capital gains is 20%. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

    Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

    If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plans."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

    From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns for Class B for the one year, five year and the life of the Fund periods ended October 31, 1999 were 42.89%, -6.18% and 5.79%, respectively. The average annual total returns of Class A for the fiscal year ended October 31, 1999 and for the period July 28, 1997 (inception of the Class) through October 31, 1999 were 41.15% and -13.17%, respectively. The average annual total returns of Class C for the fiscal year ended October 31, 1999 and for the period July 28, 1997 (inception of the Class) through October 31, 1999 were 46.94% and -11.60%, respectively. The average annual total returns of Class D for the fiscal year ended October 31, 1999 and for the period July 28, 1997 (inception of the Class) through October 31, 1999 were 49.39% and -10.85%, respectively.

    In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the one year, five year and the life of the Fund periods ended October 31, 1999, were 47.89%, -5.83% and 5.79%, respectively. Based on this calculation, the average annual total returns of Class A for the fiscal year ended October 31, 1999 and for the period July 28, 1997 through October 31, 1999 were 48.98% and -11.07%, respectively, the average annual total returns of Class C for the fiscal year ended October 31, 1999 and for the period July 28, 1997 through October 31, 1999 were 47.94% and -11.60%, respectively, and the average annual total returns of Class D for the fiscal year ended October 31, 1999 and for the period July 28, 1997 through October 31, 1999 were 49.39% and -10.85%, respectively.

    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for Class B for the one year, five year and the life of the Fund periods ended October 31, 1999, were 47.89%, -25.96% and 65.24%, respectively. Based on the foregoing calculation, the total returns of Class A for the fiscal year ended October 31, 1999 and for the period July 28, 1997 through October 31, 1999 were 48.98% and -23.28%, respectively, the total returns of Class C for the fiscal year ended October 31, 1999 and for the period July 28, 1997 through October 31, 1999 were 47.94% and -24.32%, respectively, and the total returns of Class D for the fiscal year ended October 31, 1999 and for the period July 28, 1997 through October 31, 1999 were 49.39% and -22.85%, respectively.

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown or declined to the following amounts at October 31, 1999:

                                                                  INVESTMENT AT INCEPTION OF:
                                                      INCEPTION  ------------------------------
CLASS                                                   DATE:    $10,000    $50,000    $100,000
-----                                                 ---------  -------    -------    --------
Class A.............................................    7/28/97  $ 7,269    $36,826    $74,418
Class B.............................................   11/30/90   16,524     82,620    165,240
Class C.............................................    7/28/97    7,568     37,840     75,680
Class D.............................................    7/28/97    7,715     38,575     77,150

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    EXPERTS. The financial statements of the Fund for the fiscal year ended October 31, 1999 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                     *****

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

MORGAN STANLEY DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1999

SHARES/PRINCIPAL
    AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  COMMON STOCKS, BONDS, RIGHTS AND WARRANTS (93.3%)
                  AUSTRALIA (8.6%)
                  AIRLINES
        746,000   Quantas Airways Ltd.............................................................  $  2,368,280
                                                                                                    ------------
                  ALCOHOLIC BEVERAGES
      1,070,000   Foster's Brewing Group Ltd......................................................     2,837,299
                                                                                                    ------------
                  BEVERAGES - NON-ALCOHOLIC
        369,050   Coca-Cola Amatil Ltd............................................................     1,136,382
                                                                                                    ------------
                  DIVERSIFIED COMMERCIAL SERVICES
         87,400   Brambles Industries, Ltd........................................................     2,452,131
                                                                                                    ------------
                  INTERNATIONAL BANKS
        373,800   Commonwealth Bank of Australia..................................................     6,111,757
        299,050   National Australia Bank Ltd.....................................................     4,604,186
        706,300   Westpac Banking Corp., Ltd......................................................     4,521,340
                                                                                                    ------------
                                                                                                      15,237,283
                                                                                                    ------------
                  MEDIA CONGLOMERATES
        706,850   News Corporation Ltd............................................................     5,099,575
                                                                                                    ------------
                  MULTI-SECTOR COMPANIES
        532,250   Broken Hill Proprietary Co., Ltd................................................     5,487,973
                                                                                                    ------------
                  OTHER METALS/MINERALS
        487,800   Rio Tinto Ltd...................................................................     7,822,699
                                                                                                    ------------
                  OTHER TELECOMMUNICATIONS
        568,400   Aapt Limited*...................................................................     1,833,394
      1,138,250   Telstra Corp. Ltd...............................................................     5,776,582
        559,500   Telstra Corporation Ltd.........................................................     1,790,448
                                                                                                    ------------
                                                                                                       9,400,424
                                                                                                    ------------
                  PRECIOUS METALS
      2,001,700   Normandy Mining Ltd.............................................................     1,515,443
                                                                                                    ------------
                  REAL ESTATE
        197,100   Lend Lease Corporation Ltd......................................................     2,262,502
                                                                                                    ------------
                  TELECOMMUNICATIONS
        820,000   Macquarie Corporate Telecommunications Holdings Limited*........................       902,513
                                                                                                    ------------
                  TOTAL AUSTRALIA.................................................................    56,522,504
                                                                                                    ------------
SHARES/PRINCIPAL
    AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------

                  CHINA (0.5%)
                  COAL MINING
      2,994,000   Yanzhou Coal Mining Co. Ltd.*...................................................  $    992,412
                                                                                                    ------------
                  ELECTRIC UTILITIES
      1,666,100   Huaneng Power International, Inc................................................       493,278
                                                                                                    ------------
                  ELECTRONIC COMPONENTS
      2,216,000   Great Wall Technology Co. *.....................................................     1,354,959
                                                                                                    ------------
                  MUTUAL FUNDS
        100,000   Investment Co. of China** *.....................................................       566,000
                                                                                                    ------------

                  TOTAL CHINA.....................................................................     3,406,649
                                                                                                    ------------

                  HONG KONG (9.5%)
                  BROADCASTING
        595,600   Television Broadcasts Ltd.......................................................     3,181,747
                                                                                                    ------------
                  CELLULAR TELEPHONE
      1,289,900   China Telecom Ltd.*.............................................................     4,407,588
        639,000   SmarTone Telecommunications Holdings Ltd........................................     2,253,794
                                                                                                    ------------
                                                                                                       6,661,382
                                                                                                    ------------
                  DIVERSIFIED MANUFACTURING
        207,100   Johnson Electric Holdings Ltd...................................................     1,119,676
                                                                                                    ------------
                  INTERNATIONAL BANKS
        470,800   Dao Heng Bank Group Ltd.........................................................     2,139,311
        212,000   Wing Hang Bank Ltd..............................................................       691,794
                                                                                                    ------------
                                                                                                       2,831,105
                                                                                                    ------------
                  MULTI-SECTOR COMPANIES
      1,227,900   Hutchison Whampoa, Ltd..........................................................    12,328,789
        575,300   New World Development Co., Ltd..................................................     1,088,616
        764,800   Swire Pacific Ltd. (Class A)....................................................     3,790,281
                                                                                                    ------------
                                                                                                      17,207,686
                                                                                                    ------------
                  OTHER SPECIALTY STORES
        527,000   Jardine International Motor Holdings Ltd........................................       267,960
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1999, CONTINUED

SHARES/PRINCIPAL
    AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  OTHER TELECOMMUNICATIONS
        488,000   Asia Satellite Telecommunications Holdings Ltd..................................  $  1,149,566
                                                                                                    ------------
                  PACKAGE GOODS/COSMETICS
      2,452,000   Hengan International Group Co. Ltd..............................................       670,722
                                                                                                    ------------
                  REAL ESTATE
        951,400   Cheung Kong (Holdings) Ltd......................................................     8,634,061
        386,000   Hong Kong Land Holdings Ltd.....................................................       497,940
        457,000   Kerry Properties Ltd............................................................       452,970
      1,847,000   New World China Land Ltd.*......................................................       855,918
      1,131,000   Sino Land Co. Ltd...............................................................       516,837
        744,400   Sun Hung Kai Properties Ltd.....................................................     6,012,885
                                                                                                    ------------
                                                                                                      16,970,611
                                                                                                    ------------
                  SHOE MANUFACTURING
        237,000   Yue Yuen Industrial Holdings....................................................       601,004
                                                                                                    ------------
                  TELECOMMUNICATIONS
      3,201,900   Cable & Wireless HKT Ltd........................................................     7,315,920
                                                                                                    ------------
                  UTILITIES
        433,300   CLP Holdings Ltd................................................................     1,985,645
                                                                                                    ------------
                  WHOLESALE DISTRIBUTORS
      1,368,400   Li & Fung Ltd...................................................................     2,377,988
                                                                                                    ------------
                  TOTAL HONG KONG.................................................................    62,341,012
                                                                                                    ------------
                  INDIA (4.2%)
                  ALUMINUM
         35,000   Hindalco Industries Ltd.........................................................       581,457
                                                                                                    ------------
                  COMPUTER SOFTWARE
         83,700   Aptech Limited..................................................................     1,692,463
         22,600   BFL Software Limited............................................................       352,761
          1,700   Leading Edge Systems Ltd........................................................        14,961
         25,000   NIIT Limited....................................................................     1,243,968
         86,300   Software Solution Integrated Ltd................................................     1,865,801
                                                                                                    ------------
                                                                                                       5,169,954
                                                                                                    ------------
SHARES/PRINCIPAL
    AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS
        258,000   Larsen & Toubro Ltd.............................................................  $  2,360,060
         39,600   Punjab Tractors Ltd.............................................................       940,273
                                                                                                    ------------
                                                                                                       3,300,333
                                                                                                    ------------
                  DIVERSIFIED ELECTRONIC PRODUCTS
            600   Satyam Computer Service Ltd.....................................................        17,537
         43,200   Satyam Computer Service Ltd. (Bonus Shares)*....................................     1,260,861
                                                                                                    ------------
                                                                                                       1,278,398
                                                                                                    ------------
                  DIVERSIFIED MANUFACTURING
        110,208   Grasim Industries Ltd...........................................................     1,069,286
         27,693   Grasim Industries Ltd. (Bonus Shares)*..........................................       264,397
                                                                                                    ------------
                                                                                                       1,333,683
                                                                                                    ------------
                  E.D.P. SERVICES
          1,700   Infosys Technologies Ltd........................................................       271,406
          6,400   Tata Infotech Limited...........................................................        78,544
                                                                                                    ------------
                                                                                                         349,950
                                                                                                    ------------
                  ELECTRICAL PRODUCTS
        333,233   Bharat Heavy Electricals Ltd....................................................     2,052,078
                                                                                                    ------------
                  ELECTRONIC DATA PROCESSING
          1,000   Digital Equipment (India) Ltd...................................................        13,511
                                                                                                    ------------
                  FINANCE COMPANIES
        494,350   ICICI Limited...................................................................       897,372
                                                                                                    ------------
                  GENERIC DRUGS
         30,200   Dr. Reddy's Laboratories Ltd....................................................       739,040
                                                                                                    ------------
                  INTERNATIONAL BANKS
        207,000   State Bank of India.............................................................     1,179,596
                                                                                                    ------------
                  MAJOR PHARMACEUTICALS
         45,850   Hoechst Marion Roussel Ltd......................................................       766,397
                                                                                                    ------------
                  MOTOR VEHICLES
         51,500   Bajaj Auto Limited*.............................................................       521,272
         49,200   Hero Honda Motors Ltd...........................................................     1,301,335
                                                                                                    ------------
                                                                                                       1,822,607
                                                                                                    ------------
                  MOVIES/ENTERTAINMENT
            900   Zee Telefilms Ltd...............................................................        91,362
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1999, CONTINUED

SHARES/PRINCIPAL
    AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  OIL REFINING/MARKETING
        160,500   Hindustan Petroleum Corp. Ltd...................................................  $    589,889
                                                                                                    ------------
                  OTHER PHARMACEUTICALS
         37,200   Glaxo (India) Limited...........................................................       631,682
          1,800   Wockhardt Ltd...................................................................        23,766
                                                                                                    ------------
                                                                                                         655,448
                                                                                                    ------------
                  OTHER TELECOMMUNICATIONS
        270,000   Mahanagar Telephone Nigam Ltd...................................................     1,063,373
         30,000   Videsh Sanchar Nigam Ltd........................................................       908,203
                                                                                                    ------------
                                                                                                       1,971,576
                                                                                                    ------------
                  PACKAGE GOODS/COSMETICS
         21,800   Hindustan Lever Ltd.............................................................     1,152,665
                                                                                                    ------------
                  SPECIALTY CHEMICALS
        635,000   Indo Gulf Corporation Ltd.......................................................     1,039,608
        286,000   Reliance Industries Ltd.........................................................     1,534,818
                                                                                                    ------------
                                                                                                       2,574,426
                                                                                                    ------------
                  TEXTILES
         92,311   Indian Rayon & Industries Ltd...................................................       153,145
                                                                                                    ------------
                  TOBACCO
         48,400   ITC Ltd.........................................................................       774,100
                                                                                                    ------------
                  TOTAL INDIA.....................................................................    27,446,987
                                                                                                    ------------

                  INDONESIA (0.6%)
                  BUILDING MATERIALS
        415,100   PT Semen Gresik (Persero).......................................................       739,302
                                                                                                    ------------
                  MUTUAL FUNDS
      2,500,000   Batavia Investment Fund Ltd.*...................................................       --
                                                                                                    ------------
                  PRECIOUS METALS
      1,583,000   PT Aneka Tambang Tbk............................................................       335,088
                                                                                                    ------------
                  SPECIALTY FOODS/CANDY
        492,500   PT Indofood Sukses Makmur Tbk...................................................       582,372
                                                                                                    ------------
                  TELECOMMUNICATIONS
        184,032   PT Telekomunikasi Indonesia (ADR)...............................................     1,690,794
                                                                                                    ------------
SHARES/PRINCIPAL
    AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  TOBACCO
        311,000   PT Gudang Garam Tbk.............................................................  $    799,066
                                                                                                    ------------

                  TOTAL INDONESIA.................................................................     4,146,622
                                                                                                    ------------

                  JAPAN (43.5%)
                  BUILDING PRODUCTS
        481,000   Sanwa Shutter Corp..............................................................     2,077,853
  JPY    80,000K  Sanwa Shutter Corp. 0.90% due 03/31/06 (Conv.)..................................       763,368
                                                                                                    ------------
                                                                                                       2,841,221
                                                                                                    ------------
                  CONSUMER ELECTRONICS/APPLIANCES
         86,300   Aiwa Co., Ltd...................................................................     2,104,272
        114,500   Rinnai Corp.....................................................................     2,434,650
         87,100   Sony Corp.......................................................................    13,595,528
                                                                                                    ------------
                                                                                                      18,134,450
                                                                                                    ------------
                  CONSUMER SPECIALTIES
        365,000   Casio Computer Co., Ltd.........................................................     2,508,784
                                                                                                    ------------
                  DIVERSIFIED ELECTRONIC PRODUCTS
        873,000   Hitachi Ltd.....................................................................     9,444,859
         95,800   Kyocera Corp....................................................................     9,196,506
        402,000   Matsushita Electric Industrial Co., Ltd.........................................     8,470,673
        656,000   NEC Corp........................................................................    13,287,511
      1,164,000   Toshiba Corp....................................................................     7,330,172
                                                                                                    ------------
                                                                                                      47,729,721
                                                                                                    ------------
                  E.D.P. PERIPHERALS
        242,000   Mitsumi Electric Co., Ltd.......................................................     6,481,521
                                                                                                    ------------
                  ELECTRICAL PRODUCTS
        600,000   Furukawa Electric Co............................................................     4,377,460
                                                                                                    ------------
                  ELECTRONIC COMPONENTS
         78,000   TDK Corp........................................................................     7,645,003
                                                                                                    ------------
                  ELECTRONIC DATA PROCESSING
        447,000   Fujitsu Ltd.....................................................................    13,473,937
                                                                                                    ------------
                  ELECTRONIC DISTRIBUTORS
        143,000   Ryosan Co., Ltd.................................................................     3,493,664
                                                                                                    ------------
                  ENGINEERING & CONSTRUCTION
         60,000   Kyudenko Co. Ltd................................................................       247,672
                                                                                                    ------------
                  FINANCE COMPANIES
        248,000   Hitachi Credit Corp.............................................................     5,011,424
                                                                                                    ------------
                  FOOD CHAINS
         87,900   FamilyMart Co., Ltd.............................................................     6,117,644
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1999, CONTINUED

SHARES/PRINCIPAL
    AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  HOME BUILDING
        505,000   Sekisui Chemical Co., Ltd.......................................................  $  2,486,944
        454,000   Sekisui House Ltd...............................................................     4,920,476
                                                                                                    ------------
                                                                                                       7,407,420
                                                                                                    ------------
                  HOME FURNISHINGS
         46,000   Sangetsu Co., Ltd...............................................................       914,083
                                                                                                    ------------
                  INDUSTRIAL MACHINERY/COMPONENTS
        394,000   Amada Co., Ltd..................................................................     3,025,823
        331,000   Daifuku Co., Ltd................................................................     2,157,521
        381,000   Daikin Industries, Ltd..........................................................     4,206,105
        192,000   Fuji Machine Manufacturing Co., Ltd.............................................     8,939,234
        425,000   Minebea Co., Ltd................................................................     5,732,217
  JPY    19,000K  Minebea Co., Ltd. 0.80% due 03/31/03 (Conv.)....................................       295,661
        847,000   Mitsubishi Heavy Industries Ltd.................................................     3,325,554
        395,000   Tsubakimoto Chain Co............................................................     2,021,071
                                                                                                    ------------
                                                                                                      29,703,186
                                                                                                    ------------
                  INDUSTRIAL SPECIALTIES
        326,000   Fujitec Co., Ltd................................................................     3,633,349
        263,000   Lintec Corp.....................................................................     3,474,014
                                                                                                    ------------
                                                                                                       7,107,363
                                                                                                    ------------
                  MAJOR PHARMACEUTICALS
        278,000   Sankyo Co., Ltd.................................................................     7,926,082
                                                                                                    ------------
                  MOTOR VEHICLES
        969,000   Nissan Motor Co., Ltd...........................................................     5,813,814
        271,000   Suzuki Motor Corp...............................................................     4,120,803
        142,000   Toyota Motor Corp...............................................................     4,920,995
                                                                                                    ------------
                                                                                                      14,855,612
                                                                                                    ------------
                  OFFICE EQUIPMENT/SUPPLIES
        258,000   Canon, Inc......................................................................     7,306,326
  JPY    91,000K  Canon, Inc.
                    1.20% due 12/20/05
                    (Conv.).......................................................................     1,683,373
  JPY    45,000K  Canon, Inc.
                    1.30% due 12/19/08
                    (Conv.).......................................................................       824,662
        538,000   Ricoh Co., Ltd..................................................................     8,785,044
                                                                                                    ------------
                                                                                                      18,599,405
                                                                                                    ------------
SHARES/PRINCIPAL
    AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  OTHER PHARMACEUTICALS
        154,000   Ono Pharmaceutical Co., Ltd.....................................................  $  5,026,399
        174,000   Yamanouchi Pharmaceutical Co., Ltd..............................................     7,900,739
                                                                                                    ------------
                                                                                                      12,927,138
                                                                                                    ------------
                  PHOTOGRAPHIC PRODUCTS
        209,000   Fuji Photo Film Co..............................................................     6,721,225
                                                                                                    ------------
                  POLLUTION CONTROL EQUIPMENT
        149,000   Kurita Water Industries Ltd.....................................................     2,746,280
                                                                                                    ------------
                  PRINTING/FORMS
        262,000   Dai Nippon Printing Co., Ltd....................................................     4,781,242
        147,000   Nissha Printing Co., Ltd........................................................     1,017,443
                                                                                                    ------------
                                                                                                       5,798,685
                                                                                                    ------------
                  REAL ESTATE
            700   Chubu Sekiwa Real Estate, Ltd...................................................         5,813
        304,000   Mitsubishi Estate Co., Ltd......................................................     3,049,630
                                                                                                    ------------
                                                                                                       3,055,443
                                                                                                    ------------
                  RECREATIONAL PRODUCTS/TOYS
         71,400   Nintendo Co., Ltd...............................................................    11,343,669
        338,000   Yamaha Corp.....................................................................     2,271,287
                                                                                                    ------------
                                                                                                      13,614,956
                                                                                                    ------------
                  SEMICONDUCTORS
         28,000   Rohm Co., Ltd...................................................................     6,289,719
                                                                                                    ------------
                  SPECIALTY CHEMICALS
        674,000   Daicel Chemical Industries, Ltd.................................................     2,264,568
        597,000   Kaneka Corp.....................................................................     7,822,838
        612,000   Mitsubishi Chemical Corp........................................................     2,778,881
        262,000   NIFCO Inc.......................................................................     3,372,775
        411,000   Shin-Etsu Polymer Co., Ltd......................................................     2,643,467
                                                                                                    ------------
                                                                                                      18,882,529
                                                                                                    ------------
                  TELECOMMUNICATIONS
            702   Nippon Telegraph & Telephone Corp...............................................    10,782,375
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1999, CONTINUED

SHARES/PRINCIPAL
    AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  WHOLESALE DISTRIBUTORS
         50,000   Nissei Sangyo Co., Ltd..........................................................  $    767,975
                                                                                                    ------------
                  TOTAL JAPAN.....................................................................   286,161,977
                                                                                                    ------------
                  MALAYSIA (2.9%)
                  ALCOHOLIC BEVERAGES
        519,000   Carlsberg Brewery (Malaysia) Berhad.............................................     1,488,515
                                                                                                    ------------
                  CASINO/GAMBLING
        851,000   Tanjong PLC.....................................................................     1,791,343
                                                                                                    ------------
                  ELECTRONIC COMPONENTS
        155,000   Unisem (M) Berhad...............................................................       632,154
                                                                                                    ------------
                  INTERNATIONAL BANKS
      1,052,000   Malayan Banking Berhad..........................................................     3,570,793
      3,686,000   Public Bank Berhad..............................................................     2,987,207
                                                                                                    ------------
                                                                                                       6,558,000
                                                                                                    ------------
                  TELECOMMUNICATIONS
        676,000   Telekom Malaysia Berhad.........................................................     2,081,094
                                                                                                    ------------
                  TOBACCO
        526,200   Rothmans of Pall Mall (Malaysia) Berhad.........................................     3,669,070
                                                                                                    ------------
                  WHOLESALE DISTRIBUTORS
      2,355,000   Sime Darby Berhad...............................................................     2,813,235
                                                                                                    ------------
                  TOTAL MALAYSIA..................................................................    19,033,411
                                                                                                    ------------

                  NEW ZEALAND (0.5%)
                  AIRLINES
        755,800   Air New Zealand Ltd. (Class B)..................................................     1,117,593
                                                                                                    ------------
                  TELECOMMUNICATIONS
        537,000   Telecom Corporation of New Zealand Ltd..........................................     2,159,178
                                                                                                    ------------
                  TOTAL NEW ZEALAND...............................................................     3,276,771
                                                                                                    ------------

                  PHILIPPINES (0.4%)
                  ALCOHOLIC BEVERAGES
        607,860   San Miguel Corp. (Class B)......................................................       877,012
                                                                                                    ------------
                  BROADCASTING
        682,500   ABS-CBN Broadcasting Corp.*.....................................................       747,015
                                                                                                    ------------
SHARES/PRINCIPAL
    AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  OTHER TELECOMMUNICATIONS
         56,070   Philippine Long Distance Telephone Co...........................................  $  1,164,638
                                                                                                    ------------

                  TOTAL PHILIPPINES...............................................................     2,788,665
                                                                                                    ------------

                  SINGAPORE (5.3%)
                  AEROSPACE
      1,322,000   Singapore Technologies Engineering Ltd..........................................     1,916,979
                                                                                                    ------------
                  AIRLINES
        429,000   Singapore Airlines Ltd..........................................................     4,542,960
                                                                                                    ------------
                  DIVERSIFIED ELECTRONIC PRODUCTS
        552,900   Natsteel Electronics Ltd........................................................     2,162,365
                                                                                                    ------------
                  ELECTRONIC COMPONENTS
        876,000   Gul Technologies................................................................       801,155
        863,000   Omni Industries Ltd.............................................................       820,421
        446,100   Venture Manufacturing Ltd.......................................................     3,972,491
                                                                                                    ------------
                                                                                                       5,594,067
                                                                                                    ------------
                  ELECTRONIC PRODUCTION EQUIPMENT
        126,000   Chartered Semiconductor Manufacturing*..........................................       252,363
         31,400   Chartered Semiconductor Manufacturing (ADR)*....................................     1,042,088
                                                                                                    ------------
                                                                                                       1,294,451
                                                                                                    ------------
                  INTERNATIONAL BANKS
        103,507   DBS Group Holdings Ltd..........................................................     1,170,837
        448,310   Overseas-Chinese Banking Corp. Ltd..............................................     3,371,766
        242,104   Overseas Union Bank Ltd.........................................................     1,048,826
        290,600   United Overseas Bank Ltd........................................................     2,203,105
                                                                                                    ------------
                                                                                                       7,794,534
                                                                                                    ------------
                  MARINE TRANSPORTATION
        697,000   Neptune Orient Lines Ltd........................................................     1,010,692
        351,600   Sembcorp Logistics Ltd..........................................................     1,311,624
                                                                                                    ------------
                                                                                                       2,322,316
                                                                                                    ------------
                  NEWSPAPERS
        167,099   Singapore Press Holdings Ltd....................................................     2,865,416
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1999, CONTINUED

SHARES/PRINCIPAL
    AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  REAL ESTATE
        272,400   City Developments, Ltd..........................................................  $  1,409,531
        470,000   DBS Land Ltd....................................................................       870,999
        128,000   Parkway Holdings Ltd............................................................       235,668
                                                                                                    ------------
                                                                                                       2,516,198
                                                                                                    ------------
                  TELECOMMUNICATIONS
      1,000,000   Singapore Telecommunications Ltd................................................     1,901,324
                                                                                                    ------------
                  TEXTILES
         1,160K   Finlayson Global Corp. Ltd.
                    0.00% due 02/19/04 (Conv.)....................................................     2,087,884
                                                                                                    ------------

                  TOTAL SINGAPORE.................................................................    34,998,494
                                                                                                    ------------
                  SOUTH KOREA (7.9%)
                  CELLULAR TELEPHONE
         41,200   Pantech Co., Ltd................................................................       460,067
        136,100   Sk Telecom Co., Ltd. (ADR)......................................................     1,777,806
                                                                                                    ------------
                                                                                                       2,237,873
                                                                                                    ------------
                  COMPUTER SOFTWARE
         47,000   Daeduck Electronics Co..........................................................       532,667
                                                                                                    ------------
                  DIVERSIFIED ELECTRONIC PRODUCTS
        124,739   Samsung Electronics Co..........................................................    20,789,833
                                                                                                    ------------
                  ELECTRIC UTILITIES
        341,000   Korea Electric Power Corp. (ADR)................................................     5,370,750
                                                                                                    ------------
                  ELECTRONIC COMPONENTS
         94,800   Mirae Co........................................................................       508,760
         30,198   Samsung Electro-Mechanics Co....................................................     1,459,570
                                                                                                    ------------
                                                                                                       1,968,330
                                                                                                    ------------
                  INDUSTRIAL SPECIALTIES
         29,800   Hankuk Glass Industry Co. Ltd...................................................       558,750
                                                                                                    ------------
                  INTERNATIONAL BANKS
         83,640   Hana Bank.......................................................................       766,700
         53,200   Housing & Commercial Bank, Korea*...............................................     1,405,367
        126,330   Kookmin Bank....................................................................     1,968,642
SHARES/PRINCIPAL
    AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
          7,346   Kookmin Bank (Rights)...........................................................  $     81,564
                                                                                                    ------------
                                                                                                       4,222,273
                                                                                                    ------------
                  INVESTMENT BANKERS/BROKERS/SERVICES
         32,910   Dongwon Securities Co...........................................................       987,300
        146,550   Sangyong Investment & Securities Co., Ltd.......................................       891,512
                                                                                                    ------------
                                                                                                       1,878,812
                                                                                                    ------------
                  MOTOR VEHICLES
        364,000   Hyundai Motor Co., Ltd. (GDR) 144A*+............................................     3,239,600
                                                                                                    ------------
                  PAINTS/COATINGS
         11,110   Korea Chemical..................................................................       740,667
                                                                                                    ------------
                  SEMICONDUCTORS
         51,900   Hyundai Electronics Industries Co...............................................       862,837
                                                                                                    ------------
                  SPECIALTY CHEMICALS
         51,110   L.G. Chemical Ltd...............................................................     1,546,078
                                                                                                    ------------
                  STEEL/IRON ORE
        125,400   Pohang Iron & Steel Co., Ltd. (ADR).............................................     4,185,225
                                                                                                    ------------
                  TELECOMMUNICATIONS
         25,700   Korea Telecom Corp..............................................................     1,728,325
         53,835   Korea Telecom Corp. (ADR).......................................................     1,897,684
                                                                                                    ------------
                                                                                                       3,626,009
                                                                                                    ------------

                  TOTAL SOUTH KOREA...............................................................    51,759,704
                                                                                                    ------------

                  TAIWAN (8.1%)
                  DIVERSIFIED ELECTRONIC PRODUCTS
        310,000   Delta Electronics, Inc..........................................................     1,290,855
                                                                                                    ------------
                  E.D.P. PERIPHERALS
        140,000   Acer Peripherals Inc............................................................       371,779
         56,304   Acer Peripherals Inc. - 144A*+..................................................     1,494,871
                                                                                                    ------------
                                                                                                       1,866,650
                                                                                                    ------------
                  ELECTRONIC COMPONENTS
        326,000   Compeq Manufacturing Co., Ltd.*.................................................     1,659,711
         19,000   Ritek Corp.*....................................................................       124,199
         93,100   Ritek Corp. (GDR)*..............................................................     1,245,212
                                                                                                    ------------
                                                                                                       3,029,122
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1999, CONTINUED

SHARES/PRINCIPAL
    AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  ELECTRONIC DATA PROCESSING
        345,000   Acer Inc.*......................................................................  $    655,955
        436,578   Asustek Computer Inc............................................................     4,568,840
        574,737   Compal Electronics..............................................................     1,923,617
         59,900   Hon Hai Precision Industry Co. (GDR)............................................       971,877
        629,400   Hon Hai Precison Industry Co.*..................................................     4,292,263
        114,000   Quanta Computer Inc.............................................................       931,490
                                                                                                    ------------
                                                                                                      13,344,042
                                                                                                    ------------
                  ELECTRONIC PRODUCTION EQUIPMENT
      2,178,173   Taiwan Semiconductor Manufacturing Co.*.........................................     9,651,866
                                                                                                    ------------
                  ENGINEERING & CONSTRUCTION
        119,000   CTCI Corp.......................................................................       100,600
                                                                                                    ------------
                  FOOD CHAINS
        227,000   President Chain Store Corp......................................................       638,482
                                                                                                    ------------
                  INTERNATIONAL BANKS
      1,006,200   China Trust Commercial Bank*....................................................       920,189
        584,970   E. Sun Commercial Bank*.........................................................       235,312
        635,000   First Commercial Bank...........................................................       812,209
      1,029,300   International Commercial Bank of China*.........................................     1,038,357
      1,187,000   Taishin International Bank......................................................       675,195
        774,000   United World Chinese Commercial Bank*...........................................       977,838
                                                                                                    ------------
                                                                                                       4,659,100
                                                                                                    ------------
                  LIFE INSURANCE
        248,743   Cathay Life Insurance Co., Ltd..................................................       641,010
                                                                                                    ------------
                  MARINE TRANSPORTATION
      1,019,000   Evergreen Marine Corp...........................................................       951,109
                                                                                                    ------------
                  SEMICONDUCTORS
        631,000   Advanced Semiconductor Engineering Inc.*........................................     1,933,454
        917,323   Siliconware Precision Industries Co.*...........................................     1,643,225
      2,144,000   United Microelectronics Corp., Ltd.*............................................     5,558,768
                                                                                                    ------------
                                                                                                       9,135,447
                                                                                                    ------------
SHARES/PRINCIPAL
    AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  SPECIALTY CHEMICALS
        473,000   Formosa Plastic Corp............................................................  $    943,919
        896,680   Nan Ya Plastic..................................................................     1,563,977
                                                                                                    ------------
                                                                                                       2,507,896
                                                                                                    ------------
                  STEEL/IRON ORE
      3,489,890   China Steel Corp................................................................     2,676,094
                                                                                                    ------------
                  TEXTILES
      1,109,910   Far East Textile Ltd............................................................     1,513,831
         67,100   Far East Textile Ltd. (GDS) 144A+...............................................       964,562
                                                                                                    ------------
                                                                                                       2,478,393
                                                                                                    ------------

                  TOTAL TAIWAN....................................................................    52,970,666
                                                                                                    ------------

                  THAILAND (1.3%)
                  BUILDING MATERIALS
        200,433   Siam City Cement Co. PCL........................................................       736,390
                                                                                                    ------------
                  CELLULAR TELEPHONE
        190,200   Advanced Info Service PCL.......................................................     2,214,489
                                                                                                    ------------
                  ELECTRONIC COMPONENTS
        156,975   Delta Electronics, Inc..........................................................     1,283,418
                                                                                                    ------------
                  INTERNATIONAL BANKS
      1,455,300   Siam Commercial Bank (Warrants due 06/22/04)*...................................       508,320
      1,319,300   Thai Farmers Bank PCL...........................................................     1,860,332
                                                                                                    ------------
                                                                                                       2,368,652
                                                                                                    ------------
                  MOVIES/ENTERTAINMENT
        173,300   BEC World PCL...................................................................     1,058,184
                                                                                                    ------------
                  REAL ESTATE
      2,168,600   Golden Land Property Development Company Ltd.*..................................       841,630
                                                                                                    ------------
                  TOTAL THAILAND..................................................................     8,502,763
                                                                                                    ------------
                  TOTAL COMMON STOCKS, BONDS, RIGHTS AND WARRANTS
                  (IDENTIFIED COST $489,591,091)..................................................   613,356,225
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1999, CONTINUED

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS (a) (6.7%)
                COMMERCIAL PAPER
                DIVERSIFIED FINANCIAL SERVICES
           350  General Electric Capital Corp. 5.31% due 11/17/99.................................  $    349,174
                                                                                                    ------------
                U.S. GOVERNMENT AGENCY
        44,000  Federal Home Loan Mortgage Corp. 5.16% due 11/01/99...............................    44,000,000
                                                                                                    ------------
                TOTAL SHORT-TERM INVESTMENTS
                (AMORTIZED COST $44,349,174)......................................................    44,349,174
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $533,940,265) (b)........................................................  100.0%    657,705,399

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.0         325,329
                                                                                            -----   -------------
NET ASSETS................................................................................  100.0%  $ 658,030,728
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
GDS  Global Depository Share.
 K   In thousands.
 *   Non-income producing security.
** Partially paid shares. Resale is restricted to qualified institutional investors.
 +   Resale is restricted to qualified institutional investors.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $139,996,531 and the aggregate gross unrealized depreciation is $16,231,397, resulting in net unrealized appreciation of $123,765,134.

FORWARD FOREIGN CURRENCY CONTRACT OPEN AT OCTOBER 31, 1999:

     CONTRACT            IN EXCHANGE      DELIVERY     UNREALIZED
    TO DELIVER               FOR            DATE      APPRECIATION
-------------------------------------------------------------------
        HKD 502,141              $64,628  11/01/99    $         10

CURRENCY ABBREVIATIONS:

HKD  Hong Kong Dollar.
JPY  Japanese Yen.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PACIFIC GROWTH FUND INC.
SUMMARY OF INVESTMENTS OCTOBER 31, 1999

                                           PERCENT OF
INDUSTRY                       VALUE       NET ASSETS
-----------------------------------------------------
Aerospace.................  $  1,916,979        0.3%
Airlines..................     8,028,833        1.2
Alcoholic Beverages.......     5,202,826        0.8
Aluminum..................       581,457        0.1
Beverages -
  Non-Alcoholic...........     1,136,382        0.2
Broadcasting..............     3,928,762        0.6
Building Materials........     1,475,692        0.2
Building Products.........     2,841,221        0.4
Casino/Gambling...........     1,791,343        0.3
Cellular Telephone........    11,113,744        1.7
Coal Mining...............       992,412        0.1
Computer Software.........     5,702,621        0.9
Construction/Agricultural
  Equipment/Trucks........     3,300,333        0.5
Consumer
 Electronics/Appliances...    18,134,450        2.7
Consumer Specialties......     2,508,784        0.4
Diversified Commercial
  Services................     2,452,131        0.4
Diversified Electronic
  Products................    73,251,172       11.1
Diversified Financial
  Services................       349,174        0.0
Diversified
  Manufacturing...........     2,453,359        0.4
E.D.P. Peripherals........     8,348,171        1.3
E.D.P. Services...........       349,950        0.0
Electric Utilities........     5,864,028        0.9
Electrical Products.......     6,429,538        1.0
Electronic Components.....    21,507,053        3.3
Electronic Data
  Processing..............    26,831,490        4.1
Electronic Distributors...     3,493,664        0.5
Electronic Production
  Equipment...............    10,946,317        1.7
Engineering &
  Construction............       348,272        0.1
Finance Companies.........     5,908,796        0.9
Food Chains...............     6,756,126        1.0
Generic Drugs.............       739,040        0.1
Home Building.............     7,407,420        1.1
Home Furnishings..........       914,083        0.1
Industrial
  Machinery/Components....    29,703,186        4.5
Industrial Specialties....     7,666,113        1.2
International Banks.......    44,850,543        6.9
Investment
Bankers/Brokers/Services..     1,878,812        0.3
Life Insurance............       641,010        0.1
                                           PERCENT OF
INDUSTRY                       VALUE       NET ASSETS
-----------------------------------------------------
Major Pharmaceuticals.....  $  8,692,479        1.3%
Marine Transportation.....     3,273,425        0.5
Media Conglomerates.......     5,099,575        0.8
Motor Vehicles............    19,917,819        3.0
Movies/Entertainment......     1,149,546        0.2
Multi-Sector Companies....    22,695,659        3.4
Mutual Funds..............       566,000        0.1
Newspapers................     2,865,416        0.4
Office
  Equipment/Supplies......    18,599,405        2.8
Oil Refining/Marketing....       589,889        0.1
Other Metals/Minerals.....     7,822,699        1.2
Other Pharmaceuticals.....    13,582,586        2.1
Other Specialty Stores....       267,960        0.0
Other
  Telecommunications......    13,686,204        2.1
Package Goods/Cosmetics...     1,823,387        0.3
Paints/Coatings...........       740,667        0.1
Photographic Products.....     6,721,225        1.0
Pollution Control
  Equipment...............     2,746,280        0.4
Precious Metals...........     1,850,531        0.3
Printing/Forms............     5,798,685        0.9
Real Estate...............    25,646,384        3.9
Recreational
  Products/Toys...........    13,614,956        2.1
Semiconductors............    16,288,003        2.5
Shoe Manufacturing........       601,004        0.1
Specialty Chemicals.......    25,510,929        3.9
Specialty Foods/Candy.....       582,372        0.1
Steel/Iron Ore............     6,861,319        1.0
Telecommunications........    30,459,207        4.6
Textiles..................     4,719,422        0.7
Tobacco...................     5,242,236        0.8
U.S. Government Agency....    44,000,000        6.7
Utilities.................     1,985,645        0.3
Wholesale Distributors....     5,959,198        0.9
                            ------------     -----
                            $657,705,399      100.0%
                            ------------     -----
                            ------------     -----

                                           PERCENT OF
TYPE OF INVESTMENT             VALUE       NET ASSETS
-----------------------------------------------------
Common Stocks.............  $607,111,393       92.3%
Convertible Bonds.........     5,654,948        0.9
Rights....................        81,564        0.0
Short-Term Investments....    44,349,174        6.7
Warrants..................       508,320        0.1
                            ------------     -----
                            $657,705,399      100.0%
                            ------------     -----
                            ------------     -----

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PACIFIC GROWTH FUND INC.
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

ASSETS:
Investments in securities, at value
  (identified cost $533,940,265)............................    $ 657,705,399
Cash (including $2,206,945 in foreign currency).............        2,866,790
Receivable for:
    Capital stock sold......................................        1,981,272
    Dividends...............................................          947,569
    Investments sold........................................          825,585
    Interest................................................          255,736
Prepaid expenses and other assets...........................          304,079
                                                                -------------
     TOTAL ASSETS...........................................      664,886,430
                                                                -------------
LIABILITIES:
Payable for:
    Investments purchased...................................        3,922,127
    Capital stock repurchased...............................        1,484,090
    Plan of distribution fee................................          533,868
    Investment management fee...............................          513,778
Accrued expenses and other payables.........................          401,839
                                                                -------------
     TOTAL LIABILITIES......................................        6,855,702
                                                                -------------
     NET ASSETS.............................................    $ 658,030,728
                                                                =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................    $ 951,192,965
Net unrealized appreciation.................................      123,764,204
Dividends in excess of net investment income................       (1,503,849)
Accumulated net realized loss...............................     (415,422,592)
                                                                -------------
     NET ASSETS.............................................    $ 658,030,728
                                                                =============
CLASS A SHARES:
Net Assets..................................................      $10,048,329
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR
  VALUE)....................................................          690,948
     NET ASSET VALUE PER SHARE..............................           $14.54
                                                                =============

     MAXIMUM OFFERING PRICE PER SHARE,
       (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE)......           $15.35
                                                                =============
CLASS B SHARES:
Net Assets..................................................     $633,215,508
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR
  VALUE)....................................................       44,004,346
     NET ASSET VALUE PER SHARE..............................           $14.39
                                                                =============
CLASS C SHARES:
Net Assets..................................................      $12,278,152
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR
  VALUE)....................................................          853,574
     NET ASSET VALUE PER SHARE..............................           $14.38
                                                                =============
CLASS D SHARES:
Net Assets..................................................       $2,488,739
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR
  VALUE)....................................................          170,345
     NET ASSET VALUE PER SHARE..............................           $14.61
                                                                =============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PACIFIC GROWTH FUND INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1999

NET INVESTMENT LOSS:

INCOME
Dividends (net of $2,397,026 foreign withholding tax).......    $  9,718,969
Interest (net of $2,177 foreign withholding tax)............       1,281,162
                                                                ------------

     TOTAL INCOME...........................................      11,000,131
                                                                ------------

EXPENSES
Plan of distribution fee (Class A shares)...................          12,269
Plan of distribution fee (Class B shares)...................       5,032,473
Plan of distribution fee (Class C shares)...................          56,000
Investment management fee...................................       4,907,485
Transfer agent fees and expenses............................       1,580,235
Custodian fees..............................................       1,063,945
Registration fees...........................................         161,968
Shareholder reports and notices.............................         153,278
Professional fees...........................................         133,931
Directors' fees and expenses................................          17,512
Other.......................................................          41,085
                                                                ------------

     TOTAL EXPENSES.........................................      13,160,181
                                                                ------------

     NET INVESTMENT LOSS....................................      (2,160,050)
                                                                ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain/loss on:
    Investments.............................................      (4,333,878)
    Foreign exchange transactions...........................       1,539,596
                                                                ------------

     NET LOSS...............................................      (2,794,282)
                                                                ------------
Net change in unrealized appreciation/depreciation on:
    Investments.............................................     203,729,991
    Translation of forward foreign currency contracts and
      other assets and liabilities denominated in foreign
      currencies............................................       1,572,236
                                                                ------------

     NET APPRECIATION.......................................     205,302,227
                                                                ------------

     NET GAIN...............................................     202,507,945
                                                                ------------

NET INCREASE................................................    $200,347,895
                                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PACIFIC GROWTH FUND INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                     FOR THE YEAR   FOR THE YEAR
                                                        ENDED           ENDED
                                                     OCTOBER 31,     OCTOBER 31,
                                                         1999           1998
---------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss).....................    $(2,160,050)   $     725,159
Net realized loss................................     (2,794,282)    (275,477,997)
Net change in unrealized appreciation............    205,302,227      121,134,260
                                                     ------------   -------------

     NET INCREASE (DECREASE).....................    200,347,895     (153,618,578)
                                                     ------------   -------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class A shares...................................        --               (18,402)
Class B shares...................................        --           (10,272,862)
Class C shares...................................        --               (13,025)
Class D shares...................................        --               (17,046)
                                                     ------------   -------------

     TOTAL DIVIDENDS.............................        --           (10,321,335)
                                                     ------------   -------------

Net increase (decrease) from capital stock
  transactions...................................     42,445,104     (166,513,928)
                                                     ------------   -------------

     NET INCREASE (DECREASE).....................    242,792,999     (330,453,841)

NET ASSETS:
Beginning of period..............................    415,237,729      745,691,570
                                                     ------------   -------------

     END OF PERIOD
    (INCLUDING DIVIDENDS IN EXCESS OF NET
    INVESTMENT INCOME OF $1,503,849 AND
    $2,863,488, RESPECTIVELY)....................    $658,030,728   $ 415,237,729
                                                     ============   =============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PACIFIC GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Pacific Growth Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to maximize capital appreciation of its investments. The Fund was incorporated in Maryland on June 13, 1990 and commenced operations on November 30, 1990. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); (2) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") or Morgan Stanley Dean Witter Investment Management Inc. (the "Sub-Advisor") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (5) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis

MORGAN STANLEY DEAN WITTER PACIFIC GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1999 , CONTINUED

until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes a call option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received.

When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

E. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses

MORGAN STANLEY DEAN WITTER PACIFIC GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1999 , CONTINUED

included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.95% to the portion of daily net assets not exceeding $1 billion; 0.90% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.85% to the portion of daily net assets in excess of $2 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of

MORGAN STANLEY DEAN WITTER PACIFIC GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1999 , CONTINUED

all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager, Sub-Advisor and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to

MORGAN STANLEY DEAN WITTER PACIFIC GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1999 , CONTINUED

pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $39,835,429 at October 31, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.23% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $567, $803,088, and $4,110, respectively and received $46,260 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1999 aggregated $653,834,234 and $625,737,502, respectively.

For the year ended October 31, 1999, the Fund incurred brokerage commissions of $202,915 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, Sub-Advisor and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, Sub-Advisor and Distributor, is the Fund's transfer agent. At October 31, 1999, the Fund had transfer agent fees and expenses payable of approximately $1,100.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1999 included in Directors' fees and expenses in the Statement of Operations, amounted to $5,779. At October 31, 1999, the Fund had an accrued pension liability of $43,783 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER PACIFIC GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1999 , CONTINUED

5. FEDERAL INCOME TAX STATUS

At October 31, 1999, the Fund had a net capital loss carryover of approximately $411,419,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:

               AMOUNT IN THOUSANDS
--------------------------------------------------
 2003      2004       2005       2006       2007
------   --------   --------   --------   --------
$3,193   $15,875    $97,593    $268,352   $26,406
======   =======    =======    ========   =======

As of October 31, 1999, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of passive foreign investment companies ("PFICs") and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to foreign currency gains and tax adjustments on PFICs sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged $3,557,026, paid-in-capital was credited $37,337, and dividends in excess of net investment income was credited $3,519,689.

6. CAPITAL STOCK

Transactions in capital stock were as follows:

                                                             FOR THE YEAR                     FOR THE YEAR
                                                                 ENDED                            ENDED
                                                           OCTOBER 31, 1999                 OCTOBER 31, 1998
                                                      ---------------------------      ---------------------------
                                                        SHARES         AMOUNT            SHARES         AMOUNT
                                                      -----------   -------------      -----------   -------------
CLASS A SHARES
Sold................................................   11,093,708   $ 142,833,100          418,160   $   4,158,089
Reinvestment of dividends...........................      --             --                  1,152          13,083
Redeemed............................................  (10,720,515)   (138,982,563)        (149,951)     (1,337,917)
                                                      -----------   -------------      -----------   -------------
Net increase - Class A..............................      373,193       3,850,537          269,361       2,833,255
                                                      -----------   -------------      -----------   -------------
CLASS B SHARES
Sold................................................   55,220,630     690,811,299       37,286,227     384,246,449
Reinvestment of dividends...........................      --             --                840,396       9,572,097
Redeemed............................................  (53,251,271)   (659,859,432)     (54,083,073)   (565,173,912)
                                                      -----------   -------------      -----------   -------------
Net increase (decrease) - Class B...................    1,969,359      30,951,867      (15,956,450)   (171,355,366)
                                                      -----------   -------------      -----------   -------------
CLASS C SHARES
Sold................................................    4,233,781      53,863,013        1,140,153      10,725,985
Reinvestment of dividends...........................      --             --                  1,046          11,869
Redeemed............................................   (3,542,876)    (45,346,907)      (1,042,383)    (10,154,217)
                                                      -----------   -------------      -----------   -------------
Net increase - Class C..............................      690,905       8,516,106           98,816         583,637
                                                      -----------   -------------      -----------   -------------
CLASS D SHARES
Sold................................................    7,250,183      89,995,532          612,447       5,857,456
Reinvestment of dividends...........................      --             --                    222           2,523
Redeemed............................................   (7,239,889)    (90,868,938)        (461,755)     (4,435,433)
                                                      -----------   -------------      -----------   -------------
Net increase (decrease) - Class D...................       10,294        (873,406)         150,914       1,424,546
                                                      -----------   -------------      -----------   -------------
Net increase (decrease) in Fund.....................    3,043,751   $  42,445,104      (15,437,359)  $(166,513,928)
                                                      ===========   =============      ===========   =============

MORGAN STANLEY DEAN WITTER PACIFIC GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1999 , CONTINUED

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 1999, there was an outstanding forward contract used to facilitate settlement of foreign currency denominated portfolio transactions.

At October 31, 1999, the Fund's cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the Fund's custodian.

At October 31, 1999, investments in securities of issuers in Japan represented 43.5% of the Fund's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in this region.

MORGAN STANLEY DEAN WITTER PACIFIC GROWTH FUND INC.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                                                                     FOR THE PERIOD
                                                                FOR THE YEAR       FOR THE YEAR      JULY 28, 1997*
                                                                   ENDED              ENDED             THROUGH
                                                              OCTOBER 31, 1999   OCTOBER 31, 1998   OCTOBER 31, 1997
--------------------------------------------------------------------------------------------------------------------
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................       $  9.76            $ 12.86            1$9.39
                                                                   -------            -------             ----
Income (loss) from investment operations:
   Net investment income....................................          0.05               0.10           --
   Net realized and unrealized gain (loss)..................          4.73              (2.94)           (6.53)
                                                                   -------            -------             ----
Total income (loss) from investment operations..............          4.78              (2.84)           (6.53)
                                                                   -------            -------             ----
Less dividends from net investment income...................       --                   (0.26)          --
                                                                   -------            -------             ----
Net asset value, end of period..............................       $ 14.54            $  9.76            1$2.86
                                                                   =======            =======             ====
TOTAL RETURN+...............................................         48.98%            (22.35)%         (33.68)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          1.79%(3)           1.90 %(3)        1.92 %(2)
Net investment income (loss)................................          0.34%(3)           0.89 %(3)       (0.03)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................       $10,048             $3,102             $622
Portfolio turnover rate.....................................           128%                58 %             42 %

---------------------

  *    The date shares were first issued.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
  ++ The per share amounts were computed using an average number of shares outstanding during the period.
 (1)   Not annualized.
 (2)   Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PACIFIC GROWTH FUND INC.
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                            FOR THE YEAR ENDED OCTOBER 31
                                                               --------------------------------------------------------
                                                                1999++     1998++    1997*++       1996         1995
-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................   $   9.73   $  12.83   $  18.89   $    18.77   $    21.60
                                                               --------   --------   --------   ----------   ----------
Income (loss) from investment operations:
   Net investment income (loss).............................      (0.06)      0.01       0.01         0.05         0.08
   Net realized and unrealized gain (loss)..................       4.72      (2.92)     (5.77)        0.50        (1.94)
                                                               --------   --------   --------   ----------   ----------
Total income (loss) from investment operations..............       4.66      (2.91)     (5.76)        0.55        (1.86)
                                                               --------   --------   --------   ----------   ----------
Less dividends and distributions from:
   Net investment income....................................      --         (0.19)     (0.30)       (0.43)      --
   Net realized gain........................................      --         --         --          --            (0.97)
                                                               --------   --------   --------   ----------   ----------
Total dividends and distributions...........................      --         (0.19)     (0.30)       (0.43)       (0.97)
                                                               --------   --------   --------   ----------   ----------
Net asset value, end of period..............................   $  14.39   $   9.73   $  12.83   $    18.89   $    18.77
                                                               ========   ========   ========   ==========   ==========
TOTAL RETURN+...............................................      47.89 %   (22.87)%   (31.01)%       3.00%       (8.65)%
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       2.56 %(1)     2.65 %(1)     2.44 %       2.39%       2.45 %
Net investment income (loss)................................      (0.43)%(1)     0.14 %(1)     0.03 %       0.18%       0.35 %
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................   $633,216   $408,990   $744,133   $1,624,468   $1,441,549
Portfolio turnover rate.....................................        128 %       58 %       42 %         49%          50 %

---------------------

  *    Prior to July 28, 1997, the Fund issued one class of shares.
       All shares of the Fund held prior to that date have been designated Class B shares.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
  ++ The per share amounts were computed using an average number of shares outstanding during the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PACIFIC GROWTH FUND INC.
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                     FOR THE PERIOD
                                                                FOR THE YEAR       FOR THE YEAR      JULY 28, 1997*
                                                                   ENDED              ENDED             THROUGH
                                                              OCTOBER 31, 1999   OCTOBER 31, 1998   OCTOBER 31, 1997
--------------------------------------------------------------------------------------------------------------------
CLASS C SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................       $  9.72             $12.83              $19.39
                                                                   -------            -------             -------
Income (loss) from investment operations:
   Net investment income (loss).............................         (0.05)              0.01               (0.04)
   Net realized and unrealized gain (loss)..................          4.71              (2.89)              (6.52)
                                                                   -------            -------             -------
Total income (loss) from investment operations..............          4.66              (2.88)              (6.56)
                                                                   -------            -------             -------
Less dividends from net investment income...................       --                   (0.23)           --
                                                                   -------            -------             -------
Net asset value, end of period..............................       $ 14.38            $  9.72              $12.83
                                                                   =======            =======             =======
TOTAL RETURN.+..............................................         47.94 %           (22.68)%            (33.83)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          2.56 %(3)          2.65 %(3)           2.62 %(2)
Net investment income (loss)................................         (0.43)%(3)          0.14 %(3)          (0.77)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................       $12,278             $1,581                $819
Portfolio turnover rate.....................................           128 %               58 %                42 %

---------------------

  *    The date shares were first issued.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
  ++ The per share amounts were computed using an average number of shares outstanding during the period.
 (1)   Not annualized.
 (2)   Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PACIFIC GROWTH FUND INC.
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                     FOR THE PERIOD
                                                                FOR THE YEAR       FOR THE YEAR      JULY 28, 1997*
                                                                   ENDED              ENDED             THROUGH
                                                              OCTOBER 31, 1999   OCTOBER 31, 1998   OCTOBER 31, 1997
--------------------------------------------------------------------------------------------------------------------
CLASS D SHARES ++
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................       $ 9.78             $12.86             $19.39
                                                                   ------             ------             ------
Income (loss) from investment operations:
   Net investment income....................................         0.06               0.07               0.02
   Net realized and unrealized gain (loss)..................         4.77              (2.88)             (6.55)
                                                                   ------             ------             ------
Total income (loss) from investment operations..............         4.83              (2.81)             (6.53)
                                                                   ------             ------             ------
Less dividends from net investment income...................      --                   (0.27)           --
                                                                   ------             ------             ------
Net asset value, end of period..............................       $14.61             $ 9.78             $12.86
                                                                   ======             ======             ======
TOTAL RETURN.+..............................................        49.39%            (22.14)%           (33.68)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         1.56%(3)           1.65 %(3)          1.62 %(2)
Net investment income.......................................         0.57%(3)           1.14 %(3)          0.42 %(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................       $2,489             $1,565               $118
Portfolio turnover rate.....................................          128%                58 %               42 %

---------------------

  *    The date shares were first issued.
  + Calculated based on the net asset value as of the last business day of the period.
  ++ The per share amounts were computed using an average number of shares outstanding during the period.
 (1)   Not annualized.
 (2)   Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PACIFIC GROWTH FUND INC.
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF MORGAN STANLEY DEAN WITTER PACIFIC GROWTH FUND INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Pacific Growth Fund Inc. (the "Fund") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
DECEMBER 20, 1999